UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 10, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

A diversified portfolio
pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Performance history as of 3/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 15.

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Interview with your fund’s portfolio manager

Robert J. Kea, CFA
Portfolio Manager

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the six-month reporting period ended March 31, 2017?

Early in the period uncertainty regarding the U.S. elections had caused considerable volatility in global stock markets. Averages trended downward on daily news reports and speculation about potential election outcomes. After the win by Donald Trump however, U.S. markets began to rally strongly in anticipation of stimulus policies to come from the new administration in conjunction with a Congress held by the same political party. Economic growth was expected through tax reform, infrastructure spending, and business deregulation. International stocks, by contrast, continued to tread water as investors considered negative effects on international trade made possible by Trump’s campaign rhetoric and rising populist sentiment in other countries.

Global markets eventually joined the rally during the first quarter of 2017. Strong readings in the United States for business and consumer confidence, increases in inventories, and upticks to inflation suggested the economy was on a firm footing. Continued investor

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

expectations for potential tax and regulatory reform championed by the new administration also proved supportive. International developed-market stocks, initially down during the last quarter of 2016, improved during the first three months of 2017, as investors began focusing on relatively solid economic fundamentals in Europe and Japan. Emerging-market stocks also ended the six-month period with positive performance as investors warmed to riskier assets and immediate trade restrictions were not forthcoming.

In the final month of the period, however, the post-election market rally seemed to lose some of its steam amid increasing political and policy uncertainties in the United States and Europe. Health-care legislation backed by the Trump administration failed in Congress, the United Kingdom took steps to proceed with plans to exit the European Union [Brexit], and campaign politics heated up in France, posing additional risks to the EU. U.S. economic growth remained stable, however, and in mid-March the Federal Reserve, having raised rates a quarter point in December, again raised its short-term interest rate to a target range of 0.75% to 1.00%.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the six-month period ended March 31, 2017?

Putnam Dynamic Asset Allocation Growth Fund performed in line with our expectations, finishing the period in positive territory, though it did underperform its primary benchmark, the all-equity Russell 3000 Index [a broad index of U.S. stocks]. It outperformed its secondary benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds. Strong equity market performance during the period, and strong security selection within our allocation, had a meaningful impact on the fund’s results. At the same time, while U.S. investment-grade bonds did not perform well, U.S. high-yield bonds contributed positively to fund performance.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the six-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. We favored U.S. equities, which outperformed international developed-market stocks, and our preference for smaller-cap U.S. stocks was also rewarded. Small caps outperformed large-cap stocks during the period, largely in response to expectations that the incoming U.S. president would promote a tax agenda that favors small companies.

At the stock-selection level, results were mixed during the period. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. During the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed equity selection, which uses a similar process, also added value. During the second half of the period, stock selection in U.S. large-cap and in international stocks slightly underperformed our respective benchmarks. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to seek to enhance fund performance. Positive contributors to fund

Dynamic Asset Allocation Growth Fund 7

performance included futures contracts used in an effort to manage exposure to equity market risk and hedge interest-rate risk, an expression of our preference for equities over rate-sensitive fixed income.

How did fixed-income markets perform during the period ending March 31, 2017?

After entering the period on a rally, investment-grade bonds declined in price during October, and continued to sell off substantially throughout the last quarter of 2016 amid rising inflation expectations and in anticipation of future short-term rate hikes by the Fed. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was down 2.18% for the six-month period. As interest rates increase, prices of bonds generally fall, and as mentioned, the Fed raised the federal funds rate 25 basis points in December and again in March, communicating the expectation of further increases in 2017. High-yield bonds, in contrast, outperformed investment-grade bonds during the period as measured by the JP Morgan Developed High Yield Index, which gained 5.13% as investors showed greater comfort with risk and as the yield spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook?

Currently, the fund’s asset allocation remains relatively close to strategic weightings, which reflect our view about the markets — that they are performing based on healthy fundamentals, including solid economic growth and corporate earnings in most parts of the world and in the United States. Internationally, Japanese stocks have become attractive, in our view, as corporate earnings have been relatively strong and stock prices are competitively valued. While we continue to keep an eye on political developments in Europe, markets there have not, at least to date, overreacted to Brexit; we believe stock prices appear to be well supported overall.

In the United States, stocks are likely to continue to outperform relative to rate-sensitive bonds, we believe, and investors appear patient and realistic about expectations for promised corporate tax reform and business-friendly regulatory changes. Whether that patience

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

continues if changes are not forthcoming is something that we will monitor closely. We have reduced our overweight to stocks slightly.

Looking forward, with one rate increase already on the books this year, we expect that the Fed may raise rates a bit more aggressively than some investors currently assume. We believe fundamentals, including energy prices, continue to suggest an evolution toward more normal, higher interest rates in the United States. Outside the United States, we expect this will eventually happen as well, as central banks move away from quantitative easing. This means that rate-sensitive bonds will continue to be under pressure, we believe, and we may find other fixed-income sectors, including high yield and mortgages, more attractive.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/8/94)
Before sales charge	7.70%	70.22%	5.46%	60.32%	9.90%	20.43%	6.39%	14.36%	7.86%

After sales charge	7.43	60.43	4.84	51.10	8.61	13.51	4.31	7.78	1.66

Class B (2/16/94)
Before CDSC	7.43	60.62	4.85	54.43	9.08	17.76	5.60	13.49	7.43

After CDSC	7.43	60.62	4.85	52.43	8.80	14.88	4.73	8.49	2.43

Class C (9/1/94)
Before CDSC	6.88	58.07	4.68	54.44	9.08	17.75	5.60	13.53	7.49

After CDSC	6.88	58.07	4.68	54.44	9.08	17.75	5.60	12.53	6.49

Class M (2/3/95)
Before sales charge	7.17	62.07	4.95	56.45	9.36	18.65	5.87	13.81	7.57

After sales charge	7.00	56.40	4.57	50.97	8.59	14.50	4.62	9.83	3.81

Class P (8/31/16)
Net asset value	7.97	74.49	5.73	62.52	10.20	21.48	6.70	14.77	8.10

Class R (1/21/03)
Net asset value	7.42	65.71	5.18	58.40	9.64	19.58	6.14	14.11	7.73

Class R5 (7/2/12)
Net asset value	7.97	74.41	5.72	62.44	10.19	21.39	6.68	14.70	8.03

Class R6 (7/2/12)
Net asset value	7.99	75.22	5.77	63.20	10.29	21.73	6.77	14.75	8.03

Class Y (7/14/94)
Net asset value	7.97	74.36	5.72	62.40	10.18	21.39	6.68	14.68	8.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees

10 Dynamic Asset Allocation Growth Fund

are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 3000 Index	9.36%	106.84%	7.54%	85.72%	13.18%	32.21%	9.76%	18.07%	10.19%

Putnam Growth
Blended Benchmark	—†	81.31	6.13	58.26	9.62	21.58	6.73	14.38	7.36

Lipper Mixed-Asset
Target Allocation
Growth Funds	7.25	62.63	4.90	44.71	7.62	15.12	4.77	11.13	5.52
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 517, 508, 455, 408, 322, and 50 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1	1

Income	$0.059		—	—	—		$0.077	$0.035	$0.097	$0.119	$0.084

Capital gains

Long-term gains	0.188		$0.188	$0.188	$0.188		0.188	0.188	0.188	0.188	0.188

Short-term gains	—		—	—	—		—	—	—	—	—

Total	$0.247		$0.188	$0.188	$0.188		$0.265	$0.223	$0.285	$0.307	$0.272

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	charge	value	charge	value	value	value	value	value

9/30/16	$15.50	$16.45	$15.17	$14.65	$15.14	$15.69	$15.66	$15.19	$15.67	$15.71	$15.66

3/31/17	16.46	17.46	16.10	15.55	16.09	16.67	16.65	16.13	16.63	16.65	16.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Growth Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/16	1.11%*	1.86%*	1.86%*	1.61%*	0.68%†	1.36%*	0.82%*	0.72%*	0.86%*

Annualized expense ratio for the
six-month period ended 3/31/17	1.09%	1.84%	1.84%	1.59%	0.67%	1.34%	0.81%	0.71%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.65	$9.52	$9.52	$8.23	$3.48	$6.94	$4.20	$3.68	$4.36

Ending value (after expenses)	$1,078.60	$1,074.30	$1,074.90	$1,075.70	$1,081.00	$1,077.30	$1,080.30	$1,080.30	$1,080.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000 *†	$5.49	$9.25	$9.25	$8.00	$3.38	$6.74	$4.08	$3.58	$4.23

Ending value (after expenses)	$1,019.50	$1,015.76	$1,015.76	$1,017.00	$1,021.59	$1,018.25	$1,020.89	$1,021.39	$1,020.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Growth Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND)*, 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD)**.

*Net dividend (ND) total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

**Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Growth Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 17

The fund’s portfolio 3/31/17 (Unaudited)

COMMON STOCKS (60.1%)*	Shares	Value

Banking (4.7%)

Access National Corp.	390	$11,708

Associated Banc-Corp.	1,400	34,160

Australia & New Zealand Banking Group, Ltd. (Australia)	50,147	1,219,097

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	869	24,106

Banco Macro SA ADR (Argentina)	23,432	2,031,554

Banco Santander SA (Spain)	251,492	1,541,335

Bank of China, Ltd. (China)	5,158,000	2,561,910

Bank of Ireland (Ireland) †	898,891	225,350

Bank of Montreal (Canada)	7,500	560,195

Bank of New York Mellon Corp. (The)	5,300	250,319

Bank of Nova Scotia (The) (Canada)	10,400	608,430

Bank Tabungan Negara Persero Tbk PT (Indonesia)	4,322,600	736,355

BNP Paribas SA (France)	55,620	3,704,309

BofI Holding, Inc. †	377	9,851

Canadian Imperial Bank of Commerce (Canada)	1,100	94,851

Capital One Financial Corp.	3,500	303,310

Cardinal Financial Corp.	752	22,515

Chemical Financial Corp.	391	20,000

China Construction Bank Corp. (China)	2,580,000	2,074,889

Citigroup, Inc.	390,400	23,353,728

Citizens & Northern Corp.	486	11,314

Credicorp, Ltd. (Peru)	15,266	2,492,938

Credit Agricole SA (France)	91,209	1,235,732

Credit Suisse Group AG (Switzerland)	12,222	181,808

Customers Bancorp, Inc. †	570	17,972

Danske Bank A/S (Denmark)	9,153	311,724

DBS Group Holdings, Ltd. (Singapore)	25,400	352,261

DNB ASA (Norway)	14,110	223,658

Dubai Islamic Bank PJSC (United Arab Emirates) †	879,273	1,340,611

East West Bancorp, Inc.	24,118	1,244,730

Enterprise Financial Services Corp.	332	14,077

Farmers Capital Bank Corp.	353	14,261

FCB Financial Holdings, Inc. Class A †	373	18,482

Fidelity Southern Corp.	1,070	23,947

Financial Institutions, Inc.	502	16,541

First BanCorp. (Puerto Rico) †	3,851	21,758

First Community Bancshares, Inc.	474	11,836

First Hawaiian, Inc.	57,200	1,711,424

First Internet Bancorp	572	16,874

Flagstar Bancorp, Inc. †	499	14,067

Flushing Financial Corp.	497	13,354

Franklin Financial Network, Inc. †	390	15,113

Fukuoka Financial Group, Inc. (Japan)	139,000	601,796

Great Southern Bancorp, Inc.	445	22,473

Grupo Supervielle SA ADR (Argentina) †	48,014	816,238

Hanmi Financial Corp.	995	30,596

HDFC Bank, Ltd. (India)	78,162	1,736,392

Heartland Financial USA, Inc.	337	16,833

18 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Banking cont.

HomeStreet, Inc. †	786	$21,969

Horizon Bancorp	568	14,893

Huntington Bancshares, Inc.	1,016	$13,604

Industrial & Commercial Bank of China, Ltd. (China)	4,391,000	2,870,267

Industrial Bank of Korea (South Korea)	103,689	1,131,186

ING Groep NV GDR (Netherlands)	107,815	1,629,791

Itau Unibanco Holding SA ADR (Preference) (Brazil)	149,974	1,810,186

JPMorgan Chase & Co.	341,277	29,977,772

Kasikornbank PCL NVDR (Thailand)	175,400	964,732

Lakeland Bancorp, Inc.	1,329	26,048

Lloyds Banking Group PLC (United Kingdom)	153,237	127,328

MainSource Financial Group, Inc.	747	24,599

Meta Financial Group, Inc.	276	24,426

Mitsubishi UFJ Financial Group, Inc. (Japan)	472,998	2,972,754

Nedbank Group, Ltd. (South Africa)	35,186	633,368

Opus Bank	444	8,947

Pacific Premier Bancorp, Inc. †	471	18,157

PacWest Bancorp	201	10,705

Peapack Gladstone Financial Corp.	432	12,783

Peoples Bancorp, Inc.	464	14,690

Permanent TSB Group Holdings PLC (Ireland) †	78,185	201,346

PNC Financial Services Group, Inc. (The)	6,100	733,464

Popular, Inc. (Puerto Rico)	44,312	1,804,828

Republic Bancorp, Inc. Class A	301	10,351

Resona Holdings, Inc. (Japan)	449,600	2,414,586

Sberbank of Russia PJSC ADR (Russia)	294,734	3,401,230

Shinhan Financial Group Co., Ltd. (South Korea)	33,479	1,395,083

Skandinaviska Enskilda Banken AB (Sweden)	23,662	263,273

Societe Generale SA (France)	73,890	3,748,169

Sumitomo Mitsui Financial Group, Inc. (Japan)	99,200	3,604,276

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,800	755,843

SunTrust Banks, Inc.	79,600	4,401,880

Swedbank AB Class A (Sweden)	11,162	258,601

TCF Financial Corp.	60,644	1,032,161

Toronto-Dominion Bank (Canada)	12,300	616,087

U.S. Bancorp	6,000	309,000

United Community Banks, Inc./GA	500	13,845

Webster Financial Corp.	440	22,018

Wells Fargo & Co.	14,300	795,938

Western Alliance Bancorp †	1,859	91,258

Woori Bank (South Korea)	53,882	626,367

Zions Bancorporation	533	22,386

		120,746,977

Basic materials (2.6%)

Aceto Corp.	344	5,439

Adhi Karya Persero Tbk PT (Indonesia)	4,259,500	757,571

AK Steel Holding Corp. †	822	5,910

Akzo Nobel NV (Netherlands)	10,904	904,185

Albemarle Corp.	3,100	327,484

Dynamic Asset Allocation Growth Fund 19

COMMON STOCKS (60.1%)* cont.	Shares	Value

Basic materials cont.

American Vanguard Corp.	504	$8,366

Anglo American PLC (United Kingdom) †	43,906	$667,774

AngloGold Ashanti, Ltd. (South Africa) †	92,897	991,894

ArcelorMittal SA (France) †	47,813	402,240

Asahi Kasei Corp. (Japan)	118,000	1,144,705

Ashland Global Holdings, Inc.	700	86,667

Asian Paints, Ltd. (India)	42,396	700,887

BASF SE (Germany)	42,325	4,195,552

Bemis Co., Inc.	1,800	87,948

Boliden AB (Sweden)	92,114	2,744,716

Cabot Corp.	13,060	782,425

Cambrex Corp. †	208	11,450

Celanese Corp. Ser. A	6,000	539,100

China Resources Cement Holdings, Ltd. (China)	1,596,000	893,341

China State Construction International Holdings, Ltd. (China)	772,000	1,380,789

Cia de Minas Buenaventura SAA ADR (Peru) S	46,000	553,840

Compagnie De Saint-Gobain (France)	5,445	279,603

Continental Building Products, Inc. †	621	15,215

Covestro AG (Germany)	20,322	1,564,393

CRH PLC (Ireland)	7,816	275,741

Domtar Corp.	423	15,448

Evonik Industries AG (Germany)	68,435	2,231,442

Fletcher Building, Ltd. (New Zealand)	21,542	125,640

FMC Corp.	333	23,173

Formosa Plastics Corp. (Taiwan)	261,000	778,463

Fortescue Metals Group, Ltd. (Australia)	149,563	711,878

Fresnillo PLC (Mexico)	16,692	325,413

Glencore PLC (United Kingdom) †	129,015	506,185

Grand Pacific Petrochemical (Taiwan)	1,052,000	731,555

Hansol Chemical Co., Ltd. (South Korea)	9,458	646,151

Hitachi Chemical Co., Ltd. (Japan)	27,800	769,101

Hitachi Metals, Ltd. (Japan)	13,500	189,410

Innophos Holdings, Inc.	146	7,880

Johnson Matthey PLC (United Kingdom)	28,277	1,091,191

Kajima Corp. (Japan)	67,000	436,917

KapStone Paper and Packaging Corp.	880	20,328

Koppers Holdings, Inc. †	363	15,373

Kraton Corp. †	360	11,131

Kumagai Gumi Co., Ltd. (Japan)	177,000	461,062

Kuraray Co., Ltd. (Japan)	51,700	783,882

LafargeHolcim, Ltd. (Switzerland)	13,035	770,401

LANXESS AG (Germany)	4,304	288,760

LG Chemical, Ltd. (South Korea)	2,665	700,626

Minerals Technologies, Inc.	238	18,231

Mitsubishi Chemical Holdings Corp. (Japan)	156,100	1,207,801

Mitsubishi Gas Chemical Co., Inc. (Japan)	28,500	591,862

Mitsubishi Materials Corp. (Japan)	8,300	251,244

Mondi, Ltd. (South Africa)	46,242	1,104,741

Mota-Engil SGPS SA (Portugal)	240,417	485,767

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Basic materials cont.

NCC, Ltd./India (India) †	718,764	$907,103

NCI Building Systems, Inc. †	591	10,136

Newmont Mining Corp.	76,200	2,511,552

Nucor Corp.	2,600	155,272

Orion Engineered Carbons SA (Luxembourg)	991	20,316

Packaging Corp. of America	34,200	3,133,404

Patrick Industries, Inc. †	264	18,718

Primoris Services Corp.	317	7,361

Promotora y Operadora de Infraestructura SAB de CV (Mexico) †	115,049	1,242,159

PTT Global Chemical PCL (Thailand)	567,400	1,209,518

Reliance Steel & Aluminum Co.	19,154	1,532,703

Rio Tinto PLC (United Kingdom)	33,548	1,349,027

Rio Tinto, Ltd. (Australia)	10,220	472,076

RPC Group PLC (United Kingdom)	36,055	353,030

Sherwin-Williams Co. (The)	20,000	6,203,800

Shin-Etsu Chemical Co., Ltd. (Japan)	7,700	667,015

Sika AG (Switzerland)	61	366,006

Skanska AB (Sweden)	100,760	2,372,636

Sociedad Quimica y Minera de Chile SA ADR (Chile)	7,100	244,027

Sonoco Products Co.	1,600	84,672

Steel Dynamics, Inc.	120,800	4,199,008

Summit Materials, Inc. Class A †	994	24,562

Taisei Corp. (Japan)	128,000	932,435

Timken Co. (The)	31,200	1,410,240

Tutor Perini Corp. †	677	21,529

U.S. Concrete, Inc. †	186	12,006

United States Steel Corp.	226	7,641

UPM-Kymmene OYJ (Finland)	71,193	1,672,390

voestalpine AG (Austria)	13,262	522,057

W.R. Grace & Co.	224	15,615

Yara International ASA (Norway)	39,899	1,536,257

		67,842,562

Capital goods (3.7%)

ABB, Ltd. (Switzerland)	3,555	83,156

ACS Actividades de Construccion y Servicios SA (Spain)	48,644	1,655,140

AECOM †	642	22,849

Airbus SE (France)	5,425	412,814

Allison Transmission Holdings, Inc.	147,000	5,300,820

Altra Industrial Motion Corp.	282	10,984

Argan, Inc.	223	14,751

Atlas Copco AB Class A (Sweden)	16,631	587,054

Avery Dennison Corp.	32,300	2,603,380

AviChina Industry & Technology Co., Ltd. (China)	62,000	43,001

BAE Systems PLC (United Kingdom)	61,480	494,907

Berry Plastics Group, Inc. †	1,800	87,426

BWX Technologies, Inc.	31,300	1,489,880

Carlisle Cos., Inc.	18,000	1,915,380

CECO Environmental Corp.	590	6,201

Chase Corp.	123	11,734

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (60.1%)* cont.	Shares	Value

Capital goods cont.

China Communications Construction Co., Ltd. (China)	472,000	$665,653

Columbus McKinnon Corp./NY	679	16,853

Cooper-Standard Holding, Inc. †	166	18,414

Crane Co.	7,400	553,742

Crown Holdings, Inc. †	114,000	6,036,300

CTCI Corp. (Taiwan)	527,000	920,524

Cummins, Inc.	47,400	7,166,880

Daikin Industries, Ltd. (Japan)	1,700	170,794

Douglas Dynamics, Inc.	284	8,705

Dycom Industries, Inc. †	237	22,029

General Dynamics Corp.	2,300	430,560

GKN PLC (United Kingdom)	55,569	252,938

Granite Construction, Inc.	284	14,254

Greenbrier Cos., Inc. (The) S	693	29,868

H&E Equipment Services, Inc.	595	14,589

HD Supply Holdings, Inc. †	54,900	2,257,763

Hillenbrand, Inc.	304	10,898

Hitachi High-Technologies Corp. (Japan)	900	36,661

Honeywell International, Inc.	5,300	661,811

Huntington Ingalls Industries, Inc.	13,700	2,743,288

Jacobs Engineering Group, Inc.	39,400	2,178,032

Jain Irrigation Systems, Ltd. (India) †	657,189	949,830

Johnson Controls International PLC	12,217	514,580

JTEKT Corp (Japan)	39,300	610,345

Kadant, Inc.	210	12,464

Komatsu, Ltd. (Japan)	12,900	336,202

Kratos Defense & Security Solutions, Inc. †	1,091	8,488

Kyudenko Corp. (Japan)	14,500	395,289

L3 Technologies, Inc.	56,709	9,373,431

Littelfuse, Inc.	77	12,313

MAN SE (Germany)	3,926	404,711

MasTec, Inc. †	879	35,204

Mitsubishi Electric Corp. (Japan)	148,800	2,134,497

Nemak SAB de CV 144A (Mexico)	612,298	679,922

Nexteer Automotive Group, Ltd.	702,000	1,035,182

NN, Inc.	678	17,086

Northrop Grumman Corp.	36,900	8,776,296

NSK, Ltd. (Japan)	101,900	1,457,153

Orbital ATK, Inc.	207	20,286

Oshkosh Corp.	30,300	2,078,277

Owens-Illinois, Inc. †	691	14,083

Parker Hannifin Corp.	31,900	5,114,208

Quanta Services, Inc. †	86,001	3,191,497

Raytheon Co.	58,300	8,890,750

Saab AB Class B (Sweden)	8,134	343,401

Schindler Holding AG Part. Cert. (Switzerland)	2,137	405,148

SMC Corp./Japan (Japan)	700	206,988

Spirit AeroSystems Holdings, Inc. Class A	40,100	2,322,592

Stoneridge, Inc. †	1,093	19,827

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Capital goods cont.

Sumitomo Heavy Industries, Ltd. (Japan)	51,000	$355,484

Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	200,000	962,347

Tetra Tech, Inc.	820	33,497

Thales SA (France)	11,757	1,137,091

Trinseo SA	321	21,539

Vinci SA (France)	9,811	777,652

Wabash National Corp.	513	10,614

Waste Management, Inc.	60,400	4,404,368

WESCO International, Inc. †	12,100	841,555

		96,854,230

Communication services (1.9%)

ACC Claims Holdings, LLC Class A (Units) F	164,400	986

AT&T, Inc.	6,900	286,695

BCE, Inc. (Canada)	14,500	641,997

BT Group PLC (United Kingdom)	198,350	790,768

Cable One, Inc.	900	562,023

Com Hem Holding AB (Sweden)	44,469	509,669

Comcast Corp. Class A	8,800	330,792

Eutelsat Communications SA (France)	9,214	205,731

InterDigital, Inc./PA	169	14,585

InterXion Holding NV (Netherlands) †	7,200	284,832

Juniper Networks, Inc.	209,900	5,841,517

KDDI Corp. (Japan)	45,200	1,186,333

Nippon Telegraph & Telephone Corp. (Japan)	87,400	3,730,574

NTT DoCoMo, Inc. (Japan)	78,600	1,830,329

Orange SA (France)	62,212	966,646

PCCW, Ltd. (Hong Kong)	717,000	422,552

Safaricom, Ltd. (Kenya)	5,172,700	918,142

SFR Group SA (France) †	14,204	446,857

Sky PLC (United Kingdom)	63,900	781,389

Spark New Zealand, Ltd. (New Zealand)	135,900	333,431

Telecom Italia SpA RSP (Italy)	290,433	211,926

Telstra Corp., Ltd. (Australia)	740,406	2,636,022

Verizon Communications, Inc.	517,415	25,223,981

Vodafone Group PLC (United Kingdom)	220,600	575,167

Vonage Holdings Corp. †	1,457	9,208

		48,742,152

Communications equipment (0.1%)

Cisco Systems, Inc.	29,300	990,340

Motorola Solutions, Inc.	1,700	146,574

Nokia OYJ (Finland)	164,632	884,118

Plantronics, Inc.	111	6,006

		2,027,038

Computers (2.7%)

Amadeus IT Holding SA Class A (Spain)	56,312	2,857,102

Apple, Inc.	303,568	43,610,579

Check Point Software Technologies, Ltd. (Israel) †	1,200	123,192

Citrix Systems, Inc. †	59,100	4,928,349

CommerceHub, Inc. Ser. C †	2,600	40,378

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (60.1%)* cont.	Shares	Value

Computers cont.

Cray, Inc. †	371	$8,125

Fortinet, Inc. †	87,100	3,340,285

Fujitsu, Ltd. (Japan)	15,000	91,741

HP, Inc.	467,800	8,364,264

Lenovo Group, Ltd. (China)	304,000	200,281

MSCI, Inc.	600	58,314

NCR Corp. †	40,103	1,831,905

Netscout Systems, Inc. †	591	22,428

Otsuka Corp. (Japan)	11,300	613,060

RIB Software AG (Germany) S	17,252	228,215

Super Micro Computer, Inc. †	492	12,472

Synopsys, Inc. †	35,600	2,567,828

Xerox Corp.	87,700	643,718

		69,542,236

Conglomerates (0.4%)

Danaher Corp.	55,400	4,738,362

Mitsubishi Corp. (Japan)	23,000	496,959

Orkla ASA (Norway)	78,825	705,975

Siemens AG (Germany)	28,114	3,850,974

		9,792,270

Consumer cyclicals (8.0%)

Adecco Group AG (Switzerland)	5,383	382,370

Adidas AG (Germany)	3,808	724,321

Amazon.com, Inc. †	263	233,160

American Eagle Outfitters, Inc.	746	10,466

Aramark	66,600	2,455,542

Aristocrat Leisure, Ltd. (Australia)	80,614	1,106,756

Asahi Glass Co., Ltd. (Japan)	34,000	275,469

Automatic Data Processing, Inc.	7,200	737,208

AutoZone, Inc. †	661	477,936

Basso Industry Corp. (Taiwan)	474,000	1,440,316

Berkeley Group Holdings PLC (The) (United Kingdom)	2,999	120,501

BGF retail Co., Ltd. (South Korea)	12,065	1,132,813

Booz Allen Hamilton Holding Corp.	47,100	1,666,869

Bridgestone Corp. (Japan)	12,400	501,547

Brunswick Corp.	421	25,765

CalAtlantic Group, Inc.	299	11,198

Caleres, Inc.	288	7,609

Carter’s, Inc.	11,600	1,041,680

CBS Corp. Class B (non-voting shares)	4,700	325,992

CCC SA (Poland)	2,534	152,077

Cedar Fair LP	169	11,460

Century Communities, Inc. †	512	13,005

Chico’s FAS, Inc.	577	8,193

Christian Dior SE (France)	5,624	1,306,731

Cie Generale des Etablissements Michelin (France)	10,195	1,238,235

Clorox Co. (The)	39,153	5,278,999

Compass Group PLC (United Kingdom)	160,509	3,028,593

Convergys Corp.	463	9,792

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Consumer cyclicals cont.

Coway Co., Ltd. (South Korea)	11,768	$1,012,324

Cox & Kings, Ltd. (India)	100,358	357,323

Criteo SA ADR (France) †	6,100	304,939

Dai Nippon Printing Co., Ltd. (Japan)	87,000	937,753

Daito Trust Construction Co., Ltd. (Japan)	2,600	357,199

Dalata Hotel Group PLC (Ireland) †	165,278	788,144

Deluxe Corp.	186	13,424

Discovery Communications, Inc. Class A † S	325,600	9,471,704

Dixons Carphone PLC (United Kingdom)	38,200	152,006

Dolby Laboratories, Inc. Class A	12,700	665,607

Dollar General Corp.	6,800	474,164

Electrolux AB Ser. B (Sweden)	32,297	897,835

Ennis, Inc.	602	10,234

Ethan Allen Interiors, Inc.	199	6,099

Euronet Worldwide, Inc. †	6,400	547,328

Fiat Chrysler Automobiles NV (Italy) †	131,994	1,443,315

Flight Centre Travel Group, Ltd. (Australia)	15,343	338,533

Ford Motor Co.	42,100	490,044

Fuji Heavy Industries, Ltd. (Japan)	23,700	869,192

Goodyear Tire & Rubber Co. (The)	438	15,768

Hakuhodo DY Holdings, Inc. (Japan)	20,400	241,876

Hanesbrands, Inc.	626	12,996

Hankook Tire Co., Ltd. (South Korea)	21,737	1,059,346

Harvey Norman Holdings, Ltd. (Australia)	349,828	1,210,726

Hasbro, Inc.	45,900	4,581,738

Hino Motors, Ltd. (Japan)	25,300	306,109

Home Depot, Inc. (The)	41,081	6,031,923

Hyatt Hotels Corp. Class A † S	13,700	739,526

ICF International, Inc. †	537	22,178

IMAX China Holding, Inc. (China) † S	111,700	574,921

Industrivarden AB Class A (Sweden)	46,689	1,079,084

International Game Technology PLC	19,800	469,260

Interpublic Group of Cos., Inc. (The)	30,200	742,014

ISS A/S (Denmark)	10,799	408,354

Itausa — Investimentos Itau SA (Preference) (Brazil)	265,600	805,980

Itausa — Investimentos Itau SA ADR (Brazil) † F	4,352	13,206

John Wiley & Sons, Inc. Class A	11,100	597,180

KAR Auction Services, Inc.	30,700	1,340,669

Kimberly-Clark Corp.	73,500	9,674,805

Kingfisher PLC (United Kingdom)	633,649	2,588,905

Lagardere SCA (France)	12,010	353,747

Lear Corp.	20,700	2,930,706

LGI Homes, Inc. †	674	22,855

Liberty SiriusXM Group Class A †	40,700	1,584,044

Live Nation Entertainment, Inc. †	375	11,389

Lowe’s Cos., Inc.	213,327	17,537,613

LSC Communications, Inc.	19,600	493,136

Madison Square Garden Co. (The) Class A †	200	39,942

Magna International, Inc. (Canada)	3,500	151,043

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (60.1%)* cont.	Shares	Value

Consumer cyclicals cont.

Malibu Boats, Inc. Class A †	490	$11,001

Marcus Corp. (The)	182	5,842

Marks & Spencer Group PLC (United Kingdom)	254,933	1,076,397

Marriott Vacations Worldwide Corp.	253	25,282

Maruti Suzuki India, Ltd. (India)	7,233	670,079

Masco Corp.	87,000	2,957,130

Matahari Department Store Tbk PT (Indonesia)	95,200	94,125

Mazda Motor Corp. (Japan)	56,000	806,324

MCBC Holdings, Inc.	430	6,953

Michaels Cos., Inc. (The) †	57,500	1,287,425

MSC Industrial Direct Co., Inc. Class A	14,500	1,490,020

Namco Bandai Holdings, Inc. (Japan)	17,100	511,479

Naspers, Ltd. Class N (South Africa)	9,212	1,589,549

News Corp. Class A	74,700	971,100

News Corp. Class B	2,400	32,400

Nintendo Co., Ltd. (Japan)	2,700	626,556

Nippon Television Holdings, Inc. (Japan) UR	22,600	389,151

Nissan Motor Co., Ltd. (Japan)	61,000	588,193

NVR, Inc. †	870	1,832,986

Omnicom Group, Inc.	300	25,863

Owens Corning	39,300	2,411,841

Oxford Industries, Inc.	109	6,241

Panasonic Corp. (Japan)	19,100	215,825

Penn National Gaming, Inc. †	945	17,416

Perry Ellis International, Inc. †	467	10,031

Peugeot SA (France) †	51,860	1,044,245

PGT Innovations, Inc. †	2,545	27,359

Poya International Co., Ltd. (Taiwan)	82,000	964,785

PVH Corp.	43,600	4,511,292

Ralph Lauren Corp.	100,400	8,194,648

Randstad Holding NV (Netherlands)	12,662	730,773

RE/MAX Holdings, Inc. Class A	348	20,689

RELX NV (United Kingdom)	33,049	612,056

RELX PLC (United Kingdom)	38,060	745,800

Regal Entertainment Group Class A	617	13,932

Renault SA (France)	12,394	1,076,661

Ross Stores, Inc.	89,600	5,901,952

RR Donnelley & Sons Co.	30,033	363,700

RTL Group SA (Belgium)	10,551	849,813

Ryman Hospitality Properties R	124	7,667

Scotts Miracle-Gro Co. (The) Class A	21,800	2,035,902

Securitas AB Class B (Sweden)	31,997	499,917

ServiceMaster Global Holdings, Inc. †	27,800	1,160,650

Sony Corp. (Japan)	17,100	578,448

Square, Inc. Class A †	276,100	4,771,008

Steven Madden, Ltd. †	219	8,442

Suzuki Motor Corp. (Japan)	4,400	182,671

TABCORP Holdings, Ltd. (Australia)	452,341	1,641,545

Taylor Wimpey PLC (United Kingdom)	347,421	840,533

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Consumer cyclicals cont.

TJX Cos., Inc. (The)	171,100	$13,530,588

Toppan Printing Co., Ltd. (Japan)	53,000	540,331

Toro Co. (The)	17,700	1,105,542

TransUnion †	47,900	1,836,965

TUI AG (Germany)	21,969	304,426

Twenty-First Century Fox, Inc.	14,200	459,938

Vail Resorts, Inc.	200	38,380

Valeo SA (France)	29,733	1,980,227

Vantiv, Inc. Class A †	24,500	1,570,940

Visteon Corp. †	16,800	1,645,560

Wal-Mart Stores, Inc.	113,000	8,145,040

Walt Disney Co. (The)	132,100	14,978,819

William Hill PLC (United Kingdom)	382,583	1,393,916

Wolters Kluwer NV (Netherlands)	29,558	1,228,663

Wolverine World Wide, Inc.	633	15,806

World Fuel Services Corp.	1,300	47,125

WPP PLC (United Kingdom)	196,344	4,309,911

Wyndham Worldwide Corp.	294	24,781

Yamaha Motor Co., Ltd. (Japan)	18,900	455,141

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	168,000	660,413

Zee Entertainment Enterprises, Ltd. (India)	29,836	246,072

		207,465,090

Consumer finance (0.3%)

Can Fin Homes, Ltd. (India)	4,514	147,474

Discover Financial Services	75,400	5,156,606

Encore Capital Group, Inc. †	899	27,689

Federal Agricultural Mortgage Corp. Class C	351	20,207

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	221,100	1,102,223

Muthoot Finance, Ltd. (India) †	170,115	966,565

Nelnet, Inc. Class A	564	24,737

OneMain Holdings, Inc. †	478	11,878

SLM Corp. †	2,983	36,094

		7,493,473

Consumer staples (6.1%)

Altria Group, Inc.	59,300	4,235,206

Aryzta AG (Switzerland)	20,730	665,372

Ashtead Group PLC (United Kingdom)	76,701	1,588,512

Associated British Foods PLC (United Kingdom)	16,522	539,453

B2W Cia Digital (Rights) (Brazil) †	76,103	36,464

B2W Cia Digital (Brazil) †	236,932	934,680

Beiersdorf AG (Germany)	3,039	287,663

British American Tobacco PLC (United Kingdom)	56,021	3,720,003

Bunge, Ltd.	44,800	3,550,848

Campbell Soup Co.	69,500	3,978,180

Cheesecake Factory, Inc. (The)	189	11,975

Church & Dwight Co., Inc.	2,000	99,740

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Brazil) S	35,232	676,454

Coca-Cola Amatil, Ltd. (Australia)	372,749	3,081,321

Colgate-Palmolive Co.	7,200	526,968

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (60.1%)* cont.	Shares	Value

Consumer staples cont.

ConAgra Foods, Inc.	103,800	$4,187,292

Constellation Brands, Inc. Class A	300	48,621

Coty, Inc. Class A	1,580	28,645

CVS Health Corp.	6,300	494,550

Darden Restaurants, Inc.	45,200	3,781,884

Dean Foods Co.	480	9,437

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040) (Private)
(Germany) † F	20	131,417

Dr. Pepper Snapple Group, Inc.	19,200	1,880,064

Energizer Holdings, Inc.	23,000	1,282,250

Estacio Participacoes SA (Brazil)	94,200	477,530

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † F	2	2

FTD Cos., Inc. †	376	7,573

General Mills, Inc.	7,000	413,070

Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Brazil) † F	1,036	9,066

Gourmet Master Co., Ltd. (Taiwan)	53,000	501,310

Greencore Group PLC (Ireland)	85,195	262,369

Gruma SAB de CV Class B (Mexico)	76,248	1,077,444

Heineken Holding NV (Netherlands)	5,068	403,166

Heineken NV (Netherlands)	5,396	459,365

Henkel AG & Co. KGaA (Preference) (Germany)	8,299	1,063,290

Hershey Co. (The)	48,700	5,320,475

Imperial Brands PLC (United Kingdom)	23,894	1,157,656

Ingredion, Inc.	21,100	2,541,073

ITOCHU Corp. (Japan)	115,800	1,643,438

J Sainsbury PLC (United Kingdom)	384,774	1,274,147

Jardine Cycle & Carriage, Ltd. (Singapore)	13,500	423,283

John B. Sanfilippo & Son, Inc.	114	8,344

K12, Inc. †	864	16,546

Kao Corp. (Japan)	22,300	1,222,664

Kerry Group PLC Class A (Ireland)	12,754	1,002,760

Koninklijke Ahold Delhaize NV (Netherlands)	155,131	3,319,804

Lamb Weston Holdings, Inc.	39,800	1,673,988

Liberty Interactive Corp. †	12,100	538,208

M Dias Branco SA (Brazil)	18,818	768,204

ManpowerGroup, Inc.	21,800	2,236,026

Marine Harvest ASA (Norway)	71,241	1,086,097

McDonald’s Corp.	122,500	15,877,225

METRO AG (Germany)	89,327	2,856,915

momo.com, Inc. (Taiwan)	147,000	1,046,453

Nestle SA (Switzerland)	27,060	2,076,135

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † F	1	1

Nomad Foods, Ltd. (United Kingdom) †	22,918	262,411

PepsiCo, Inc.	142,800	15,973,608

Philip Morris International, Inc.	6,000	677,400

Pinnacle Foods, Inc.	35,200	2,037,024

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Consumer staples cont.

Pool Corp.	5,200	$620,516

Procter & Gamble Co. (The)	35,095	3,153,286

Reckitt Benckiser Group PLC (United Kingdom)	4,249	387,876

Recruit Holdings Co., Ltd. (Japan)	3,500	178,568

Sanderson Farms, Inc.	187	19,418

Sao Martinho SA (Brazil)	79,335	437,906

Seven & i Holdings Co., Ltd. (Japan)	5,800	227,249

Shiseido Co., Ltd. (Japan)	15,900	418,459

SMS Co., Ltd. (Japan)	19,400	491,927

Sodexo SA (France)	3,672	431,881

SpartanNash Co.	699	24,458

Spectrum Brands Holdings, Inc. S	10,100	1,404,001

SUPERVALU, Inc. †	1,891	7,299

Sysco Corp.	131,900	6,848,248

Tate & Lyle PLC (United Kingdom)	197,301	1,889,833

Thai Beverage PCL (Thailand)	1,230,600	826,939

TreeHouse Foods, Inc. †	233	19,726

Tyson Foods, Inc. Class A	126,700	7,818,657

Ulta Salon, Cosmetics & Fragrance, Inc. †	16,500	4,706,295

Unilever NV ADR (Netherlands)	8,698	432,124

Unilever PLC (United Kingdom)	2,249	111,006

US Foods Holding Corp. †	800	22,384

Vector Group, Ltd.	594	12,355

Walgreens Boots Alliance, Inc.	119,200	9,899,560

Watsco, Inc.	16,400	2,348,152

WH Group, Ltd. (Hong Kong)	1,511,500	1,303,101

Wilmar International, Ltd. (Singapore)	217,700	549,366

WM Morrison Supermarkets PLC (United Kingdom)	325,685	979,322

Wolseley PLC (United Kingdom)	9,135	574,551

X5 Retail Group NV GDR (Russia) †	67,570	2,273,731

Yum! Brands, Inc.	47,400	3,028,860

		156,938,124

Electronics (1.4%)

AAC Technologies Holdings, Inc. (China)	12,500	146,288

Agilent Technologies, Inc.	77,700	4,107,999

EnerSys	260	20,524

Exide Industries, Ltd. (India) †	402,027	1,389,001

Fitbit, Inc. Class A † S	11,200	66,304

FLIR Systems, Inc.	32,000	1,160,960

Hoya Corp. (Japan)	31,500	1,515,441

Infineon Technologies AG (Germany)	18,729	382,519

Murata Manufacturing Co., Ltd. (Japan)	3,300	469,375

NEC Corp. (Japan)	149,000	358,681

ON Semiconductor Corp. †	977	15,134

Plexus Corp. †	281	16,242

Qorvo, Inc. † S	1,700	116,552

Rohm Co., Ltd. (Japan)	7,100	471,930

Samsung Electronics Co., Ltd. (South Korea)	4,386	8,079,370

Samsung Electronics Co., Ltd. cum. pfd. (Preference) (South Korea)	432	619,240

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (60.1%)* cont.	Shares	Value

Electronics cont.

Sanmina Corp. †	544	$22,086

Sartorius AG (Preference) (Germany)	4,439	389,497

SCREEN Holdings Co., Ltd. (Japan)	4,700	345,756

Sensata Technologies Holding NV †	364	15,896

SK Hynix, Inc. (South Korea)	32,517	1,468,397

Sodick Co., Ltd. (Japan)	12,700	125,483

SYNNEX Corp.	112	12,537

Texas Instruments, Inc.	171,900	13,848,264

Tower Semiconductor, Ltd. (Israel) † S	1,514	34,898

Tripod Technology Corp. (Taiwan)	366,000	1,031,326

Woodward, Inc.	314	21,327

Xperi Corp.	350	11,883

		36,262,910

Energy (3.5%)

Baker Hughes, Inc.	103,600	6,197,352

BP PLC (United Kingdom)	17,877	102,483

California Resources Corp. †	48	722

Callon Petroleum Co. †	930	12,239

Cenovus Energy, Inc. (Canada)	23,200	262,160

Cenovus Energy, Inc. (Canada)	3,500	39,610

Cheniere Energy, Inc. †	5,800	274,166

Cimarex Energy Co.	48,600	5,807,214

Dril-Quip, Inc. †	600	32,730

EnCana Corp. (Canada)	53,200	623,270

EOG Resources, Inc.	2,700	263,385

Exxon Mobil Corp.	183,635	15,059,906

Gazprom Neft PAO ADR (Russia)	75,707	1,358,941

Gulfport Energy Corp. †	366	6,292

Halcon Resources Corp. †	8,621	66,382

Indian Oil Corp., Ltd. (India)	156,353	931,954

JX Holdings, Inc. (Japan)	111,400	547,044

Koninklijke Vopak NV (Netherlands)	2,160	94,188

Lukoil PJSC ADR (Russia)	51,673	2,736,602

Milagro Oil & Gas, Inc. (Units) F	89	7,209

MOL Hungarian Oil & Gas PLC (Hungary)	14,505	992,771

Nabors Industries, Ltd.	51,100	667,877

Norsk Hydro ASA (Norway)	60,232	349,767

Northern Oil and Gas, Inc. †	1,926	5,008

OMV AG (Austria)	77,354	3,043,796

ONEOK, Inc.	127,400	7,063,056

Parsley Energy, Inc. Class A †	276,400	8,985,764

Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	100,255	971,471

Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	37,400	344,828

Phillips 66	2,100	166,362

PTT PCL (Foreign depositary receipts) (Thailand)	93,100	1,048,518

QEP Resources, Inc. †	39,363	500,304

Repsol SA (Spain)	173,821	2,684,131

Ring Energy, Inc. †	1,747	18,903

Rosneft PJSC GDR (Russia)	134,754	766,750

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Energy cont.

Rowan Cos. PLC Class A †	41,200	$641,896

Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	22,505	590,965

Royal Dutch Shell PLC Class A (United Kingdom)	14,930	392,074

Royal Dutch Shell PLC Class B (United Kingdom)	69,683	1,907,197

SandRidge Energy, Inc. †	3,783	69,948

Schlumberger, Ltd.	9,800	765,380

SRC Energy, Inc. †	2,463	20,788

Suncor Energy, Inc. (Canada)	19,016	583,843

Superior Energy Services, Inc. †	32,300	460,598

TechnipFMC PLC (United Kingdom) †	5,100	165,750

Tervita Corp. Class A (Canada)	179	1,312

Total SA (France)	101,157	5,116,755

Valero Energy Corp.	147,600	9,784,404

Vestas Wind Systems A/S (Denmark)	13,266	1,078,614

Williams Cos., Inc. (The)	268,000	7,930,120

Woodside Petroleum, Ltd. (Australia)	20,289	497,265

		92,040,064

Financial (1.0%)

3i Group PLC (United Kingdom)	345,243	3,242,001

AerCap Holdings NV (Ireland) †	8,200	376,954

Ally Financial, Inc.	134,000	2,724,220

Broadridge Financial Solutions, Inc.	2,100	142,695

CoreLogic, Inc. †	15,500	631,160

DGB Financial Group, Inc. (South Korea)	70,093	680,058

Edelweiss Financial Services, Ltd. (India)	514,927	1,250,543

Eurazeo SA (France)	3,754	247,214

Euronext NV 144A (France)	2,335	101,893

Hana Financial Group, Inc. (South Korea)	37,371	1,234,784

HSBC Holdings PLC (United Kingdom)	133,830	1,091,401

Intercontinental Exchange, Inc.	4,250	254,448

Kennedy-Wilson Holdings, Inc.	14,562	323,276

KKR & Co. LP	10,000	182,300

Mizuho Financial Group, Inc. (Japan)	2,208,900	4,047,567

Morgan Stanley	66,800	2,861,712

Moscow Exchange MICEX-RTS OAO (Russia) †	404,620	800,810

Natixis SA (France)	40,645	250,448

Onex Corp. (Canada)	2,000	143,550

ORIX Corp. (Japan)	215,400	3,187,564

Radian Group, Inc.	1,566	28,125

Shriram Transport Finance Co., Ltd. (India)	105,250	1,747,278

UBS Group AG (Switzerland)	33,315	533,160

		26,083,161

Health care (6.9%)

Actelion, Ltd. (Switzerland)	1,676	473,025

AIN Holdings, Inc. (Japan)	2,800	188,880

Albany Molecular Research, Inc. †	828	11,617

Alfresa Holdings Corp. (Japan)	29,100	504,212

Alkermes PLC †	139	8,132

Allergan PLC	1,130	269,980

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (60.1%)* cont.	Shares	Value

Health care cont.

AmerisourceBergen Corp. S	76,400	$6,761,400

Aralez Pharmaceuticals, Inc. (Canada) † S	1,395	2,985

Ardelyx, Inc. †	514	6,502

Aspen Pharmacare Holdings, Ltd. (South Africa)	38,615	790,706

Astellas Pharma, Inc. (Japan)	94,100	1,239,114

AstraZeneca PLC (United Kingdom)	29,614	1,822,704

Baxter International, Inc.	90,300	4,682,958

Bayer AG (Germany)	33,255	3,833,228

Bruker Corp.	21,900	510,927

C.R. Bard, Inc.	17,200	4,274,888

Celgene Corp. †	130,800	16,275,444

Charles River Laboratories International, Inc. †	16,400	1,475,180

China Biologic Products, Inc. (China) †	1,400	140,182

China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,338,000	736,877

Clinigen Group PLC (United Kingdom)	48,360	481,693

Conmed Corp.	180	7,994

DaVita Inc. †	4,100	278,677

Eagle Pharmaceuticals, Inc. †	192	15,924

Eli Lilly & Co.	115,700	9,731,527

Emergent BioSolutions, Inc. †	314	9,119

Fresenius SE & Co. KGaA (Germany)	8,947	718,999

Gilead Sciences, Inc.	285,700	19,404,744

GlaxoSmithKline PLC (United Kingdom)	233,129	4,847,191

Halyard Health, Inc. †	202	7,694

HealthSouth Corp.	160	6,850

Hologic, Inc. †	20,800	885,040

Horizon Pharma PLC †	717	10,597

ICU Medical, Inc. †	163	24,890

Integer Holdings Corp. †	378	15,196

Intuitive Surgical, Inc. †	550	421,559

Jazz Pharmaceuticals PLC †	1,481	214,938

Johnson & Johnson	241,300	30,053,915

Lannett Co., Inc. †	270	6,035

McKesson Corp.	67,174	9,959,217

Medicines Co. (The) †	246	12,029

Medipal Holdings Corp. (Japan)	47,400	743,379

Merck & Co., Inc.	185,000	11,754,900

Merck KGaA (Germany)	3,809	433,975

Mitsubishi Tanabe Pharma Corp. (Japan)	75,600	1,574,066

Nipro Corp. (Japan)	12,800	180,508

Novartis AG (Switzerland)	47,908	3,556,092

Omega Healthcare Investors, Inc. R	441	14,549

Pfizer, Inc.	28,100	961,301

PharMerica Corp. †	153	3,580

Premier, Inc. Class A †	20,895	665,088

Richter Gedeon Nyrt (Hungary)	66,421	1,508,470

Roche Holding AG (Switzerland)	16,511	4,216,556

Sanofi (France)	57,591	5,198,889

Shionogi & Co., Ltd. (Japan)	3,900	201,358

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Health care cont.

Shire PLC (United Kingdom)	10,472	$611,541

Smith & Nephew PLC (United Kingdom)	1,975	30,090

Sonic Healthcare, Ltd. (Australia)	88,650	1,498,156

Sumitomo Dainippon Pharma Co., Ltd. (Japan)	21,800	359,907

Taro Pharmaceutical Industries, Ltd. (Israel) † S	2,309	269,276

Teva Pharmaceutical Industries, Ltd. (acquired 8/1/16, cost $166,613)
(Israel) ∆∆	3,092	101,658

Thermo Fisher Scientific, Inc.	4,600	706,560

UnitedHealth Group, Inc.	130,200	21,354,102

VWR Corp. †	1,526	43,033

Waters Corp. †	300	46,893

WellCare Health Plans, Inc. †	18,600	2,607,906

		179,764,602

Insurance (2.7%)

Admiral Group PLC (United Kingdom)	16,836	419,556

Aflac, Inc.	78,200	5,663,244

Ageas (Belgium)	5,519	215,724

AIA Group, Ltd. (Hong Kong)	311,200	1,962,144

Alleghany Corp. †	74	45,485

Allianz SE (Germany)	22,710	4,207,023

Allstate Corp. (The)	72,800	5,932,472

American Equity Investment Life Holding Co.	1,830	43,243

American Financial Group, Inc.	8,600	820,612

Amtrust Financial Services, Inc.	530	9,784

Aspen Insurance Holdings, Ltd.	11,000	572,550

Assured Guaranty, Ltd.	35,200	1,306,272

AXA SA (France)	102,909	2,662,794

Berkshire Hathaway, Inc. Class B †	2,500	416,700

Cathay Financial Holding Co., Ltd. (Taiwan)	1,112,000	1,784,771

Challenger, Ltd. (Australia)	136,592	1,309,671

China Life Insurance Co., Ltd. (Taiwan)	1,057,000	1,045,069

Chubb, Ltd.	3,236	440,905

CNO Financial Group, Inc.	989	20,275

Discovery, Ltd. (South Africa)	78,155	749,787

Dongbu Insurance Co., Ltd. (South Korea)	10,986	628,726

Employers Holdings, Inc.	590	22,391

Everest Re Group, Ltd.	700	163,667

Hanover Insurance Group, Inc. (The)	400	36,024

Hartford Financial Services Group, Inc. (The)	91,300	4,388,791

Heritage Insurance Holdings, Inc.	884	11,289

HomeServe PLC (United Kingdom)	18,884	133,678

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	22,530	705,133

Insurance Australia Group, Ltd. (Australia)	70,297	324,927

Lincoln National Corp.	45,300	2,964,885

Maiden Holdings, Ltd. (Bermuda)	832	11,648

Mapfre SA (Spain)	205,912	706,229

Marsh & McLennan Cos., Inc.	4,600	339,894

Medibank Private, Ltd. (Australia)	41,418	89,234

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	2,021	395,411

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (60.1%)* cont.	Shares	Value

Insurance cont.

National General Holdings Corp.	911	$21,645

NN Group NV (Netherlands)	66,517	2,163,225

Ping An Insurance Group Co. of China, Ltd. (China)	436,500	2,443,254

Prudential Financial, Inc.	72,500	7,734,300

Prudential PLC (United Kingdom)	59,266	1,251,929

Reinsurance Group of America, Inc.	11,450	1,453,921

SCOR SE (France)	9,532	360,278

Swiss Life Holding AG (Switzerland)	9,638	3,109,870

Swiss Re AG (Switzerland)	37,073	3,329,223

Travelers Cos., Inc. (The)	21,300	2,567,502

Tryg A/S (Denmark)	6,631	120,285

Unum Group	48,200	2,260,098

Validus Holdings, Ltd.	18,500	1,043,215

Voya Financial, Inc.	50,300	1,909,388

		70,318,141

Investment banking/Brokerage (1.4%)

Ameriprise Financial, Inc.	42,100	5,459,528

Amundi SA (France)	3,256	192,119

Daiwa Securities Group, Inc. (Japan)	61,000	371,435

E*Trade Financial Corp. †	158,738	5,538,369

Goldman Sachs Group, Inc. (The)	80,700	18,538,404

Hamilton Lane, Inc. Class A †	4,413	82,391

Investor AB Class B (Sweden)	74,415	3,132,511

Lazard, Ltd. Class A	244	11,222

Partners Group Holding AG (Switzerland)	1,964	1,055,872

Raymond James Financial, Inc.	9,400	716,844

		35,098,695

Real estate (2.2%)

AG Mortgage Investment Trust, Inc. R	241	4,350

AGNC Investment Corp. R	124,200	2,470,338

Agree Realty Corp. R	387	18,561

Aldar Properties PJSC (United Arab Emirates) †	1,089,466	670,368

Annaly Capital Management, Inc. R	232,700	2,585,297

Apartment Investment & Management Co. Class A R	32,800	1,454,680

Apollo Commercial Real Estate Finance, Inc. R	593	11,154

Apple Hospitality REIT, Inc. R	48,800	932,080

Arbor Realty Trust, Inc. R	2,291	19,199

Arlington Asset Investment Corp. Class A	275	3,886

ARMOUR Residential REIT, Inc. R	162	3,679

Ashford Hospitality Trust, Inc. R	1,445	9,205

Barratt Developments PLC (United Kingdom)	73,683	504,515

Brandywine Realty Trust R	48,378	785,175

Brixmor Property Group, Inc. R	80,400	1,725,384

Camden Property Trust R	23,200	1,866,672

CBL & Associates Properties, Inc. R	518	4,942

Chesapeake Lodging Trust R	390	9,344

Chimera Investment Corp. R	58,798	1,186,544

China Resources Land, Ltd. (China)	348,000	940,359

Colony NorthStar, Inc. Class A R	125,123	1,615,338

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Real estate cont.

Community Healthcare Trust, Inc. R	637	$15,224

Corporate Office Properties Trust R	1,400	46,340

CYS Investments, Inc. R	787	6,257

DiamondRock Hospitality Co. R	1,690	18,844

Duke Realty Corp. R	69,700	1,831,019

Emaar Properties PJSC (United Arab Emirates)	867,452	1,724,087

EPR Properties R	215	15,830

Equity Commonwealth † R	22,700	708,694

Equity Lifestyle Properties, Inc. R	11,400	878,484

Equity Residential Trust R	67,300	4,187,406

First Industrial Realty Trust R	464	12,356

Forest City Realty Trust, Inc. Class A R	59,800	1,302,444

Foxtons Group PLC (United Kingdom)	118,587	143,006

Gaming and Leisure Properties, Inc. R	20,000	668,400

Goodman Group (Australia) R	54,068	319,723

HCP, Inc. R	109,600	3,428,288

Healthcare Realty Trust, Inc. R	512	16,640

Hersha Hospitality Trust R	397	7,460

Hibernia REIT PLC (Ireland) R	541,271	718,898

Highwoods Properties, Inc. R	27,900	1,370,727

Iida Group Holdings Co., Ltd. (Japan)	28,600	438,775

Invesco Mortgage Capital, Inc. R	403	6,214

Investors Real Estate Trust R	1,046	6,203

Kerry Properties, Ltd. (Hong Kong)	259,500	899,894

LaSalle Hotel Properties R	512	14,822

Lexington Realty Trust R	2,072	20,679

Liberty Property Trust R	28,500	1,098,675

LTC Properties, Inc. R	547	26,201

Macerich Co. (The) R	1,200	77,280

MFA Financial, Inc. R	77,334	624,859

Mid-America Apartment Communities, Inc. R	5,726	582,563

Mitsui Fudosan Co., Ltd. (Japan)	19,000	405,156

National Health Investors, Inc. R	305	22,152

New World Development Co., Ltd. (Hong Kong)	1,084,000	1,333,467

Nomura Real Estate Holdings, Inc. (Japan)	24,400	388,804

One Liberty Properties, Inc. R	507	11,844

Outfront Media, Inc. R	28,200	748,710

Park Hotels & Resorts, Inc. R	63,600	1,632,612

Persimmon PLC (United Kingdom)	33,457	877,769

Public Storage R	200	43,782

Quality Care Properties, Inc. † R	33,400	629,924

Ramco-Gershenson Properties Trust R	606	8,496

Regency Centers Corp. R	1,975	131,120

Relo Group, Inc. (Japan)	21,000	348,208

Retail Properties of America, Inc. Class A R	2,000	28,840

Sekisui Chemical Co., Ltd. (Japan)	73,800	1,240,275

Select Income REIT R	383	9,878

Senior Housing Properties Trust R	26,300	532,575

Spirit Realty Capital, Inc. R	196,500	1,990,545

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (60.1%)* cont.	Shares	Value

Real estate cont.

Starwood Property Trust, Inc. R	60,800	$1,372,864

Sumitomo Warehouse Co., Ltd. (The) (Japan)	35,000	192,401

Summit Hotel Properties, Inc. R	1,323	21,142

Sun Hung Kai Properties, Ltd. (Hong Kong)	54,000	793,515

Two Harbors Investment Corp. R	90,700	869,813

Uniti Group, Inc. R	674	17,423

Universal Health Realty Income Trust R	128	8,256

VEREIT, Inc. R	240,400	2,040,996

Viva Energy REIT (Australia) R	15,980	29,057

Weingarten Realty Investors R	1,100	36,729

Wharf Holdings, Ltd. (The) (Hong Kong)	129,000	1,107,161

Wheelock and Co., Ltd. (Hong Kong)	239,000	1,889,796

WP Carey, Inc. R	8,500	528,870

		57,329,542

Semiconductor (1.0%)

Advanced Energy Industries, Inc. †	437	29,961

AIXTRON SE (Germany) †	49,376	183,465

Applied Materials, Inc.	365,600	14,221,840

FormFactor, Inc. †	1,684	19,955

Integrated Device Technology, Inc. †	434	10,273

Maxim Integrated Products, Inc.	79,600	3,578,816

MaxLinear, Inc. Class A †	752	21,094

MKS Instruments, Inc.	410	28,188

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,050,350	6,542,511

Teradyne, Inc.	70,942	2,206,296

Tokyo Electron, Ltd. (Japan)	1,700	185,606

		27,028,005

Software (2.6%)

Adobe Systems, Inc. †	19,600	2,550,548

Amdocs, Ltd.	61,600	3,756,984

F5 Networks, Inc. †	24,000	3,421,680

Instructure, Inc. †	5,831	136,445

Intuit, Inc.	54,100	6,275,059

Microsoft Corp.	603,509	39,747,103

Open Text Corp. (Canada)	6,600	224,326

Tencent Holdings, Ltd. (China)	239,700	6,871,924

Ubisoft Entertainment SA (France) †	4,561	194,846

VMware, Inc. Class A † S	38,000	3,501,320

		66,680,235

Technology (—%)

CACI International, Inc. Class A †	181	21,231

SoftBank Corp. (Japan)	12,600	889,798

		911,029

Technology services (3.0%)

Alibaba Group Holding, Ltd. ADR (China) † S	63,544	6,851,950

Alphabet, Inc. Class A †	47,001	39,847,448

Alphabet, Inc. Class C †	200	165,912

AtoS SE (France)	26,791	3,313,924

Blucora, Inc. †	871	15,068

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.1%)* cont.	Shares	Value

Technology services cont.

CompuGroup Medical SE (Germany)	11,653	$518,639

Computer Sciences Corp.	68,500	4,727,185

Dell Technologies, Inc. Class V †	40,300	2,582,424

DST Systems, Inc.	6,300	771,750

Dun & Bradstreet Corp. (The)	20,000	2,158,800

eBay, Inc. †	156,701	5,260,453

Facebook, Inc. Class A †	60,300	8,565,615

Fiserv, Inc. †	3,700	426,647

Genpact, Ltd.	2,900	71,804

J2 Cloud Services, LLC	195	16,362

Mixi, Inc. (Japan)	10,300	495,895

Paychex, Inc.	9,700	571,330

Perficient, Inc. †	741	12,864

Sopra Steria Group (France)	1,291	184,068

United Internet AG (Germany)	3,207	141,912

		76,700,050

Transportation (1.7%)

Aegean Marine Petroleum Network, Inc. (Greece) S	2,074	24,992

Aena SA (Spain)	4,072	644,217

Aeroflot PJSC (Russia) †	352,300	1,050,486

Alaska Air Group, Inc.	202	18,628

ANA Holdings, Inc. (Japan)	326,000	995,013

Asia Aviation PCL NVDR (Thailand)	5,125,800	962,136

Central Japan Railway Co. (Japan)	18,000	2,932,902

Delta Air Lines, Inc.	172,877	7,945,427

Deutsche Lufthansa AG (Germany)	11,387	184,644

Deutsche Post AG (Germany)	86,842	2,974,304

DHT Holdings, Inc. (Bermuda)	2,173	9,713

easyJet PLC (United Kingdom)	9,723	124,987

EcoRodovias Infraestrutura e Logistica SA (Brazil)	284,138	820,484

Hawaiian Holdings, Inc. †	300	13,935

International Consolidated Airlines Group SA (Spain)	64,258	425,013

Japan Airlines Co., Ltd. (Japan)	18,800	595,426

Landstar System, Inc.	11,000	942,150

Matson, Inc.	167	5,304

Norfolk Southern Corp.	53,300	5,968,001

Qantas Airways, Ltd. (Australia)	401,220	1,192,409

Royal Mail PLC (United Kingdom)	291,288	1,551,058

Southwest Airlines Co.	3,700	198,912

Spirit Airlines, Inc. †	329	17,460

Transurban Group (Units) (Australia)	43,486	387,716

Union Pacific Corp.	123,200	13,049,344

United Parcel Service, Inc. Class B	6,900	740,370

Wabtec Corp.	178	13,884

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,772,400	1,431,756

		45,220,671

Utilities and power (2.2%)

American Electric Power Co., Inc.	84,200	5,652,346

American Water Works Co., Inc.	1,700	132,209

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (60.1%)* cont.	Shares	Value

Utilities and power cont.

AusNet Services (Units) (Australia)	172,126	$221,585

CenterPoint Energy, Inc.	92,100	2,539,197

Centrica PLC (United Kingdom)	963,646	2,619,955

China Water Affairs Group, Ltd. (China)	1,822,000	1,200,365

Chubu Electric Power Co., Inc. (Japan)	59,600	798,200

Concord New Energy Group, Ltd. (China)	29,740,000	1,511,587

E.ON SE (Germany)	167,810	1,333,876

Edison International	6,700	533,387

Endesa SA (Spain)	76,291	1,792,961

Enel SpA (Italy)	731,097	3,442,629

Energisa SA 144A (Units) (Brazil)	90,800	658,391

Entergy Corp.	121,324	9,215,771

Eversource Energy	1,700	99,926

Exelon Corp.	122,900	4,421,942

FirstEnergy Corp.	151,600	4,823,912

Gas Natural SDG SA (Spain)	8,600	188,444

Great Plains Energy, Inc.	2,900	84,738

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	157,500	145,107

Iberdrola SA (Spain)	57,829	413,645

NiSource, Inc.	119,600	2,845,284

PG&E Corp.	6,500	431,340

Power Grid Corp. of India, Ltd. (India)	295,133	896,739

PPL Corp.	34,700	1,297,433

RWE AG (Germany) †	52,780	874,709

Southern Co. (The)	6,700	333,526

SSE PLC (United Kingdom)	19,049	352,270

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	11,872	15,434

Tohoku Electric Power Co., Inc. (Japan)	53,800	728,738

Tokyo Electric Power Company Holdings, Inc. (Japan) †	50,200	196,598

Tokyo Gas Co., Ltd. (Japan)	92,000	418,640

UGI Corp.	118,750	5,866,250

Vectren Corp.	13,100	767,791

Veolia Environnement SA (France)	34,264	641,868

Westar Energy, Inc.	1,600	86,832

		57,583,625

Total common stocks (cost $1,381,350,504)		$1,558,464,882

	Principal
CORPORATE BONDS AND NOTES (11.6%)*	amount	Value

Basic materials (0.9%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$150,000	$155,625

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	70,000	75,939

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	275,000	301,125

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	44,325

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	201,500

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Basic materials cont.

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	$568,000	$673,080

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	95,000	105,331

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	695,000	720,868

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	199,875

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	295,000	314,175

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	275,000	329,313

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	320,513

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	410,000	416,150

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	482,000	560,325

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	195,000	197,925

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	275,000	277,236

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	345,000	345,000

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	587,000	620,753

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	578,325

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	275,000	296,038

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	175,000	185,500

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	345,000	337,669

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	410,000	403,850

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	92,180

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	195,000	195,121

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	503,125

E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	274,988

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	140,000	143,039

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	210,000	217,833

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	280,000	288,400

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	220,000	221,650

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	290,000	296,264

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	25,000	23,188

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	130,000	133,250

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	245,000	252,963

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	485,000	550,475

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Basic materials cont.

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	$719,000	$746,710

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	483,653

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	70,000	73,500

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	125,000	135,625

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	15,000	15,675

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	249,000	259,583

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	208,000	213,720

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	215,000	241,875

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	260,000	298,350

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	146,994

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	206,025

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	135,000	151,969

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	175,000	187,303

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	65,000	65,163

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	180,000	172,127

Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	19,127

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	405,000	456,588

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	90,000	90,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	145,000	145,544

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	380,000	400,900

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	310,000	316,588

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	192,400

Olin Corp. sr. unsec. bonds 5.125%, 9/15/27	125,000	127,113

Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	155,039

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,450

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	40,000	44,500

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	70,000	74,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	150,000	163,125

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	112,000	125,440

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	145,000	151,706

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Basic materials cont.

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	$55,000	$57,131

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	50,000	52,094

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	50,000	53,000

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	263,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	393,000	409,211

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	198,550

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,638

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	90,000	91,125

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	108,434

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	92,269

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,381

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	380,000	383,325

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	100,000	100,375

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	145,000	150,075

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	255,000	263,925

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	120,000	124,200

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	230,000	238,625

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	250,000	260,000

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	230,860

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,300,000	1,273,151

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	534,662

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	267,964

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	466,798

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	415,000	437,306

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	223,500

		23,085,495

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Capital goods (0.5%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$470,000	$474,700

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	225,000	226,688

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	174,000	191,400

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	205,000	206,025

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	459,563

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	202,250

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	114,400

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	240,000	244,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	75,000	74,813

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	80,000	84,600

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	76,000	78,945

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	225,000	230,625

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	113,056

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	365,000	400,588

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	333,975

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	885,000	906,425

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	100,000	114,750

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	235,295

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	455,000	463,531

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	142,380

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	98,499

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	155,000	187,987

Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	120,000	129,117

Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	254,798

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	690,173

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	400,000	412,500

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	175,000	177,434

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	595,000	770,071

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	485,000	478,938

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	106,000	111,121

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Capital goods cont.

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	$112,000	$114,604

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	280,000	287,000

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	428,488

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	145,000	150,619

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	73,663

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.523%, 7/15/21	445,000	455,293

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	230,000	246,244

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	425,000	424,434

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	534,000	548,349

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	100,000	97,937

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	350,000	371,291

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	160,000	160,094

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	130,774

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	90,788

United Technologies Corp. sr. unsec. unsub. notes 4.50%, 6/1/42	130,000	137,587

Welbilt, Inc. sr. unsec. notes 9.50%, 2/15/24	480,000	553,200

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	250,000	258,750

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	415,000	432,119

		13,570,681

Communication services (1.0%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	140,000	163,333

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,254,244

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	505,000	510,955

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	507,225

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	365,770

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	379,609

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	885,000	885,248

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	62,020

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	161,000	166,233

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	139,725

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	369,250

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	65,000	68,250

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Communication services cont.

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	$155,000	$159,650

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	154,000	160,545

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	34,000	35,646

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	255,000	258,825

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	199,000	201,736

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,112,000	1,280,286

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	299,037

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47 ##	276,000	277,259

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	109,953

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	393,000	527,246

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	44,710

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	185,000	235,624

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	425,339

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	172,181

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	130,000	136,175

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	875,000	954,833

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	178,590

Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	20,806

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	334,397

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	511,076

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	326,000	352,895

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	660,000	765,600

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	284,242

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	178,750

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	220,000	231,055

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	125,000	121,563

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	320,000	324,000

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	70,000	73,850

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	42,000	35,910

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Communication services cont.

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	$121,000	$108,749

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,720

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	146,000	87,600

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	388,000	234,498

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	120,628

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,240,464

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	132,000	139,199

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	54,210

Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	231,464

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	257,500

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	414,500

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	675,000	712,969

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	93,525

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17	157,000	160,454

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	234,000	254,768

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	462,935

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	635,826

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	910,000	907,725

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	557,000	593,205

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	96,975

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	174,000	179,438

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	64,068

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	140,000	144,550

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,219

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	10,000	10,700

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	62,000	64,093

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Communication services cont.

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	$280,000	$294,700

TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	267,829

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	505,625

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	120,000	147,572

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	554,000	501,907

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	317,008

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	655,000	661,550

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	382,598

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	1,532,000	1,530,681

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	335,000	329,138

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	251,000	261,354

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	281,000	249,388

		26,371,973

Conglomerates (0.1%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	320,000	337,600

General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	170,000	182,886

Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,792,296

		3,312,782

Consumer cyclicals (1.6%)

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,225,000	1,693,817

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	871,000	870,761

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	61,000	63,669

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	112,750

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	85,000	85,850

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	235,000	243,813

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	330,000	335,775

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	434,978

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	158,000	63,200

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	134,688

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer cyclicals cont.

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	$80,000	$85,600

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	245,000	253,269

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	367,000	379,918

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	365,000	392,375

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	286,000	312,455

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	84,000

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	363,000	492,298

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	794,000	738,317

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	75,000	78,750

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	90,000	91,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	118,000	120,950

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	121,380

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	70,735

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	143,000	144,073

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	560,000	582,400

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	375,000	391,875

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	150,000	156,000

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	249,952

Eagle II Acquisition Co., LLC 144A sr. unsec. unsub. notes
6.00%, 4/1/25	75,000	77,250

Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	712,887

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	210,000	225,225

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	395,000	432,458

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	565,000	603,969

Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97	146,000	174,754

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	465,000	710,301

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	515,000	649,579

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	210,000	270,709

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8.125%, 1/15/20	480,000	551,651

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	147,719

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	110,000	121,147

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	525,000	514,612

Dynamic Asset Allocation Growth Fund 47

		Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.		amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		$855,000	$842,622

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		241,000	244,310

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	139,132

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	55,276

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		861,000	867,587

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 1/14/22		345,000	347,856

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		179,000	187,359

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		110,000	113,575

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		260,000	264,550

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	227,000	176,457

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$460,000	500,974

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		155,000	152,869

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		1,330,000	1,343,300

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	413,346

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		89,000	98,853

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		421,000	456,472

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		245,000	242,550

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	422,748

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		50,000	50,440

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		169,000	144,580

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		265,000	272,288

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		139,000	143,365

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		465,000	498,568

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		425,000	439,875

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		90,000	92,588

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		75,000	81,000

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		400,000	396,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		120,000	116,100

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		115,000	118,830

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer cyclicals cont.

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	$85,000	$87,763

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	215,000	226,869

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	141,000	145,230

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	255,000	264,244

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	120,000	120,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	315,000	321,454

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	67,438

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	305,000	311,100

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	247,500

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	45,000	47,363

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	153,650

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	182,738

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	472,000	472,000

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	180,000	137,925

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	145,000	81,563

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	120,000	72,254

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	250,000	253,750

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	139,475

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	95,000	98,325

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	180,000	184,050

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	55,000	57,091

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	185,000	184,352

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	690,000	689,649

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	125,700

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	155,000	160,038

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	173,688

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer cyclicals cont.

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	$172,000	$178,020

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	137,200

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	135,338

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	390,000	392,436

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	293,000	328,893

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	393,300

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	201,199

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	107,114

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	535,000	554,394

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	50,000	51,125

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	324,800

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	254,714

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	332,000	313,213

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	168,713

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	874,325

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	50,000	47,375

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	275,000	293,563

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	530,000	536,625

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	168,383

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	329,175

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	410,850

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	116,325

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,308

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	89,888

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	344,461

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,024,100

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	140,000	141,050

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	101,000	104,030

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	107,000	110,611

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer cyclicals cont.

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	$80,000	$78,880

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	791,276

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	251,416

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	44,944

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	885,000	885,934

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	150,000	156,375

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	42,000	43,838

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	285,000	280,369

Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	221,535

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	105,000	110,729

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	540,000	723,862

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	81,591

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	30,000	31,664

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	196,950

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	155,100

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	355,000	357,634

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	210,000	229,941

		40,985,954

Consumer staples (0.8%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	335,000	347,563

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	81,700

Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,808

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	145,004

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	545,000	546,106

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,527,000	1,650,266

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,158,000	1,170,970

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,125,000	1,133,460

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	321,000	320,714

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	355,000	539,541

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	345,916

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer staples cont.

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	$260,000	$273,000

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	455,000	465,806

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	13,000	14,739

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	185,000	183,092

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	230,000	239,488

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	409,000	430,963

Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	205,000	192,319

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	135,000	134,863

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	438,000	475,386

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	885,000	890,754

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	10,320	11,558

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	159,495	164,555

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	145,000	151,525

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	416,000	416,017

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	449,377

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	308,000	389,278

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	249,171

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	86,000	87,666

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	190,000	153,425

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	235,000	235,289

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25	230,000	234,600

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	59,000	60,475

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	505,000	493,638

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	203,500

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	204,250

Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	340,000	424,149

Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	180,000	215,795

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	340,000	443,111

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,097,000	1,118,940

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Consumer staples cont.

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	$60,000	$61,200

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	155,000	160,813

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	56,000	69,797

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	174,000	201,462

Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	1,155,000	1,154,377

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	707,000	735,805

PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	65,000	58,810

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	879,000	879,081

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	90,000	90,675

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	91,000	92,593

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	115,000	114,713

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	196,000	195,755

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	335,000	332,069

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	132,000	135,008

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	188,000	197,055

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	24,444

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	246,226

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	190,000	206,388

		20,250,048

Energy (1.4%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	465,000	484,763

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	225,000	265,565

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	85,000	94,320

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	80,000	81,800

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	180,336

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	126,000	129,413

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	15,000	15,444

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	124,000	124,636

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	150,000	155,250

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	89,000	78,320

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	19,000	17,124

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	264,222

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Energy cont.

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	$185,000	$186,369

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	885,000	885,447

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	145,000	130,138

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	160,000	131,800

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	492,000	399,750

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,185,000	1,190,464

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,372,000	1,567,510

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	115,000	101,840

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	545,000	568,163

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,400

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	385,000	403,288

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	110,000	110,000

Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	717,630

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	871,000	869,549

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	459,000	475,065

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	825,000	830,156

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	76,000	78,565

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	885,000	881,669

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	185,000	159,100

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	120,000	111,600

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	345,000	348,450

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	180,027

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	173,000	166,080

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	270,000	267,300

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	195,000	159,900

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	287,000	302,785

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	250,000	322,894

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Energy cont.

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	$385,000	$394,625

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	100,000	100,590

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	300,000	318,750

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	618,000	582,465

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	265,000	246,450

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	140,000	147,000

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	30,000	29,891

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	60,000	70,050

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	225,000	265,093

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	295,000	309,750

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	60,000	76,900

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	435,000	451,313

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	90,000	89,775

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	145,000	129,775

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	80,000	71,500

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	80,000	80,000

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	340,000	366,569

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	380,000	378,353

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	265,000	280,900

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	375,000	378,281

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	222,863

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	105,000	109,662

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	245,000	174,256

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	76,125

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	165,000	169,125

Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	496,927

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. notes 5.25%, 8/15/25	110,000	111,100

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	90,000	91,125

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	412,146

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Energy cont.

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	$1,230,000	$1,214,625

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	307,000	346,757

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,902,000	1,951,928

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	65,000	68,250

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	515,000	180,302

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	300,000	268,230

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	250,000	243,805

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,191,603

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	252,250

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,280,000	1,226,880

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	885,000	885,999

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	10,000	9,475

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	225,000	236,813

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	355,000	363,875

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	90,000	88,200

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	135,000	133,398

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	168,919

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	995,000	1,040,110

Sabine Pass Liquefaction, LLC 144A sr. bonds 4.20%, 3/15/28	405,000	400,064

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	350,000	385,905

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	180,000	176,850

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	105,000	109,463

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	180,000	188,100

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	110,089

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	223,000	228,575

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	135,000	127,575

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	146,178

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	68,000	69,190

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Energy cont.

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	$310,000	$312,325

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	455,000	433,123

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	124,912

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	155,000	160,425

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	77,250

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	90,000	94,050

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	871,000	871,015

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	652,163

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	75,000	21,750

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	147,000	148,346

Weatherford International Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	59,813

Weatherford International Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	100,000	115,750

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	68,000	67,575

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	210,000	209,475

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	235,000	296,688

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	30,000	34,575

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	12,925

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	487,000	500,339

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	583,000	599,705

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	83,438

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	275,000	291,500

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	344,000	350,020

		37,435,087

Financials (3.3%)

ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	421,083

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	405,000	412,855

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	166,238

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	125,000	131,171

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	483,313

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	113,373

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	146,000	149,834

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	547,706

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	$109,000	$117,720

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	230,000	229,713

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	844,318

American Express Co. sr. unsec. notes 7.00%, 3/19/18	617,000	647,900

American Express Co. sr. unsec. notes 6.15%, 8/28/17	1,053,000	1,072,018

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	503,100

ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	775,232

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	219,853

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	425,000	426,326

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	331,877

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	185,000	185,001

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	492,319

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	81,844

Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,004,189

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,227,000	1,230,136

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	113,962

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	565,000	565,876

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,204,731

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	270,000	270,355

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	506,461

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	885,000	884,642

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	262,000	328,544

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	92,343

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	223,323

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%, 9/14/17 (France)	110,000	110,314

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	450,000	477,243

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	333,828

Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	204,746

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	187,037

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	610,000	663,864

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	190,758

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	250,461

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	$137,000	$142,500

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	352,750

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	62,000	63,473

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	90,806

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	109,000	111,929

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	342,000	358,030

CIT Group, Inc. 144A sr. unsec. notes 6.625%, 4/1/18	213,000	221,786

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	146,000	153,483

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	14,000	14,613

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	324,000	337,368

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	42,000	43,365

Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity	376,000	405,610

Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	840,407

Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,516,730

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	160,000	174,922

Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,173,313

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	405,000	415,380

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	815,000	954,463

Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	985,667

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	385,000	385,204

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	85,425

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	348,000	347,130

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	497,350

Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	795,000	791,543

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	75,000	86,750

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	190,000	116,850

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	118,250

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	17,007

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	380,000	398,620

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	236,908

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	389,813

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	154,440

Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	244,852

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,586,000	1,674,743

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	335,000	367,893

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	$1,285,000	$1,291,267

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,900,295

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	938,450

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	494,000	496,708

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	150,690

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	110,574

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	195,000	201,510

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	155,000	153,506

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	110,415

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	833,000	1,272,824

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	688,000	777,721

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	132,446

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	30,000	30,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	234,000	243,945

Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	642,246

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	95,220

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	176,610

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	155,000	159,844

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	150,000	152,250

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,960,000	2,171,443

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	14,000	12,495

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	45,000	48,375

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	162,608

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	101,500

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	55,000	55,344

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	488,000	505,690

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	363,000	376,159

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	690,000	682,835

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	882,000	883,970

JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,309,732

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	115,000	117,174

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	962,000	967,737

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	$160,000	$159,465

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	399,195

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	1,054,000	1,212,100

Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	479,000	507,795

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	205,240

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	185,000	201,188

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	265,000	267,650

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	308,787

Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,097,237

MetLife, Inc. sr. unsec. unsub. notes 7.717%, 2/15/19	1,660,000	1,832,882

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	330,000	357,517

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	155,771

MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	105,500

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	385,000	406,319

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	261,817

Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,355,030

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.796%,
12/9/19 (Australia)	725,000	730,026

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	475,000	478,533

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	313,875

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
9.375%, 8/15/39	135,000	215,848

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	33,000	33,970

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	250,000	226,250

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	125,000	130,625

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	120,000	125,100

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	517,101

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	234,000	250,624

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	346,000	341,675

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	284,000	289,680

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	160,000	172,200

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	388,000	415,645

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	$144,000	$147,600

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	75,000	80,828

Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,095,047

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	885,000	891,162

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	301,537

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	202,181

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	515,000	527,607

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	414,414

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	279,711

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	370,609

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	220,000	240,900

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	35,000	35,318

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	35,000	35,223

Simon Property Group LP sr. unsec. unsub. notes 2.20%, 2/1/19 R	760,000	764,587

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	802,000	801,347

Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,661,751

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	375,000	377,081

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	95,000	103,788

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	90,000	90,788

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	458,000	458,019

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	251,812

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	570,000	611,325

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	56,000	51,520

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	72,000	70,506

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	110,000	145,745

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	247,200

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	206,000	211,854

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	508,000	515,285

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Financials cont.

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	$1,045,000	$1,046,264

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	235,000	239,113

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	422,300

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	88,613

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	2,000,000	2,229,672

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	300,000	320,883

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,976,000	2,072,287

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	434,500

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	95,000	95,830

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	473,000

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	871,000	871,631

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	235,154

Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,531,505

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	238,981

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	98,418

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	290,000	290,000

		85,644,104

Health care (0.7%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	14,000	14,003

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	240,000	238,668

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	825,591

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	403,000	404,725

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	123,550

Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	595,000	597,594

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	190,000	180,025

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	359,236

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	885,000	885,986

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	352,505

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	885,000	902,227

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	479,597

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	263,069

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	65,000	65,366

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	184,950

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Health care cont.

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	$594,000	$510,840

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	35,000	34,344

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	90,000	82,463

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	249,880

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	180,000	35,100

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	45,000	32,175

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	389,000	410,638

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	103,200

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	264,275

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	285,000	249,375

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	120,000	123,600

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	370,000	389,425

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	532,000	581,210

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	260,000	272,675

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	244,000	249,795

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	55,020

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	187,650

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	554,000	580,153

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	143,975

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	115,000

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	763,000	762,794

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	145,162

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	519,400

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	474,000	487,893

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	211,110

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	168,000	173,460

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	445,000	462,956

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	130,000	123,066

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	105,000	107,363

64 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Health care cont.

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	$185,000	$185,925

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	305,000	319,869

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	31,000	31,673

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	184,005

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	259,000	238,672

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	396,000	411,261

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	335,748

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	55,000	58,424

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	238,239

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	244,437

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	160,000	123,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	363,000	281,779

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	14,000	11,270

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	65,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	305,000	272,975

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	270,000	277,088

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	92,588

		16,913,692

Technology (0.7%)

Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	665,506

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	155,300

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,349,161

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	268,421

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	300,238

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	305,000	240,950

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	995,000	1,000,246

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,272,000	1,406,169

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	241,510

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,151,000	1,241,944

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	47,310

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	885,000	884,606

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	170,000	184,896

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	385,000	412,913

Dynamic Asset Allocation Growth Fund 65

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Technology cont.

First Data Corp. 144A notes 5.75%, 1/15/24	$225,000	$232,088

First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	187,425

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	377,569

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	300,000	316,110

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	525,000	536,813

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	365,000	375,074

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	67,581

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	890,000	890,574

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	231,000	243,128

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	80,000	83,800

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	84,000	88,777

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	180,000	188,100

Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	575,000	583,825

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	335,890

Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	70,928

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	264,747

Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,607,806

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	523,714

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	353,210

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	201,750

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	295,000	318,969

		17,247,048

Transportation (0.1%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	463,200

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	105,000	122,841

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	95,000	115,568

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	230,340

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	86,256	95,098

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	44,836

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	108,626

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	150,775	152,848

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	501,000	508,515

		1,841,872

Utilities and power (0.5%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	99,000	113,603

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	441,525

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	58,558

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	227,000	256,510

66 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Utilities and power cont.

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	$465,000	$503,327

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	37,087

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,739

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	125,000	138,424

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	185,000	186,909

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	325,000	322,969

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	42,000	43,943

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	35,913

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	31,599

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	678,402

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	131,880

Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	389,060

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	180,000	178,200

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	95,000	97,613

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	65,000	62,075

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	515,000	549,474

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,297

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	165,000	177,687

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	297,857

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	505,000	515,517

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	104,000	115,960

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	410,000	435,625

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	165,833

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	795,000	785,449

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	85,000	91,876

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	75,000	80,373

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	531,000	548,711

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	220,000	204,600

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	143,000	93,308

Great Plains Energy, Inc. sr. unsec. unsub. bonds 4.85%, 4/1/47	540,000	553,591

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	42,000	43,680

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	252,149

Dynamic Asset Allocation Growth Fund 67

	Principal
CORPORATE BONDS AND NOTES (11.6%)* cont.	amount	Value

Utilities and power cont.

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	$270,000	$274,352

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	152,976

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	195,832

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	308,482

Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	126,808

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	75,000	85,906

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	190,088

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	119,000	122,273

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	285,000	284,288

NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	201,719

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	53,547

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	85,238

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	384,269

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	112,000	140,214

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	425,000	448,123

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,148

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	89,925

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	775,000	698,469

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	157,000	172,557

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	73,881

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	185,000	185,463

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	675

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	411,000	428,844

Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	21,795

Union Electric Co. sr. notes 6.40%, 6/15/17	140,000	141,296

		13,516,491

Total corporate bonds and notes (cost $293,277,908)		$300,175,227

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (5.5%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)

Government National Mortgage Association Pass-Through Certificates

4.00%, with due dates from 3/15/46 to 3/20/46	$979,595	$1,062,976

3.50%, with due dates from 7/20/45 to 11/20/46	27,129,734	28,168,744

3.50%, TBA, 4/1/47	5,000,000	5,184,766

		34,416,486

68 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (5.5%)* cont.	amount	Value

U.S. Government Agency Mortgage Obligations (4.1%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	$12,937,229	$13,581,929

Federal National Mortgage Association Pass-Through Certificates

6.00%, TBA, 4/1/47	12,000,000	13,567,500

4.50%, with due dates from 2/1/39 to 4/1/39	71,896	77,510

4.50%, TBA, 4/1/47	1,000,000	1,072,422

4.00%, 12/1/44	4,795,450	5,037,845

4.00%, TBA, 4/1/47	1,000,000	1,048,984

3.50%, with due dates from 9/1/45 to 1/1/47	32,133,796	32,903,565

3.50%, TBA, 5/1/47	1,000,000	1,020,898

3.50%, TBA, 4/1/47	1,000,000	1,022,969

3.00%, with due dates from 12/1/31 to 6/1/46	18,384,367	18,669,438

3.00%, TBA, 4/1/47	16,000,000	15,865,000

3.00%, TBA, 4/1/32	3,000,000	3,076,172

		106,944,232

Total U.S. government and agency mortgage obligations (cost $141,433,049)		$141,360,718

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Notes 1.625%, 03/31/19 [i]	$373,000	$375,641

Total U.S. treasury obligations (cost $375,641)		$375,641

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)*	amount	Value

Agency collateralized mortgage obligations (0.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3072, Class SM, 20.452%, 11/15/35	$73,782	$106,186

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	44,424	61,905

IFB Ser. 3065, Class DC, 17.123%, 3/15/35	65,344	93,948

IFB Ser. 2990, Class LB, 14.614%, 6/15/34	70,004	83,869

Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M2,
IO, 3.632%, 10/25/24	111,272	112,221

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.582%, 12/25/27	831,706	851,983

Structured Agency Credit Risk Debt FRN Ser. 14-DN3, Class M2,
3.382%, 8/25/24	114,670	115,140

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
3.182%, 10/25/28	531,000	542,062

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
3.182%, 3/25/25	257,994	261,637

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
2.232%, 10/25/28	260,425	261,081

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
2.182%, 11/25/28	174,517	175,079

Ser. 3326, Class WF, zero %, 10/15/35	1,709	1,286

Ser. 1208, Class F, PO, zero %, 2/15/22	379	344

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	21,472	38,852

IFB Ser. 06-8, Class HP, 20.967%, 3/25/36	38,651	60,834

IFB Ser. 07-53, Class SP, 20.601%, 6/25/37	63,398	92,578

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	$48,745	$63,185

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	1,877,022	176,515

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.332%, 1/25/29	223,414	224,619

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
2.182%, 7/25/24	79,410	79,552

FRB Ser. 01-50, Class B1, IO, 0.402%, 10/25/41	624,875	7,420

Ser. 01-79, Class BI, IO, 0.302%, 3/25/45	276,704	2,551

FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42	439,314	5,217

Ser. 03-34, Class P1, PO, zero %, 4/25/43	14,544	12,008

Government National Mortgage Association

IFB Ser. 13-99, Class AS, IO, 5.072%, 6/20/43	1,645,625	336,083

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	713,325	151,620

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	26,033	3,570

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	149,413	29,922

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	175,407	8,957

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,297,193	284,737

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,587,417	380,575

Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65	5,874,359	639,130

Ser. 15-H26, Class EI, IO, 1.709%, 10/20/65	3,225,333	301,246

Ser. 15-H24, Class BI, IO, 1.604%, 8/20/65	6,446,240	384,841

		5,950,753

Commercial mortgage-backed securities (1.4%)

Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.301%, 1/15/49	268,979	1,349

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.339%, 2/10/51	3,734,908	4,716

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.423%, 11/10/41	101,327	1,065

FRB Ser. 04-4, Class XC, IO, 0.018%, 7/10/42	48,623	10

FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	1,443,813	144

Bear Stearns Commercial Mortgage Securities Trust

Ser. 05-T18, Class D, 5.134%, 2/13/42	3,087	3,108

FRB Ser. 04-PR3I, Class X1, IO, 0.201%, 2/11/41	8,307	41

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.693%, 3/11/39	320,372	306,151

FRB Ser. 06-PW11, Class C, 5.693%, 3/11/39	261,000	131,766

FRB Ser. 06-PW14, Class X1, IO, 0.556%, 12/11/38	677,536	7,697

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.197%, 7/15/29	61,475	1,451

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.911%, 12/11/49	193,572	58

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C1, Class E, 6.127%, 4/15/44	215,060	98,928

FRB Ser. 11-C2, Class E, 5.755%, 12/15/47	562,000	559,151

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46	530,000	556,930

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	382,000	396,508

70 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Citigroup Commercial Mortgage Trust

FRB Ser. 14-GC21, Class XA, IO, 1.268%, 5/10/47	$5,216,693	$355,183

FRB Ser. 14-GC19, Class XA, IO, 1.23%, 3/10/47	4,927,495	287,322

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.431%, 10/15/49	5,985,061	14,364

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.88%, 5/15/46	688,000	694,149

COMM Mortgage Trust

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	800,000	825,840

FRB Ser. 14-UBS6, Class C, 4.464%, 12/10/47	1,198,000	1,135,909

Ser. 13-CR13, Class AM, 4.449%, 12/10/23	325,000	348,043

Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	357,111

FRB Ser. 14-LC15, Class XA, IO, 1.355%, 4/10/47	16,786,881	965,816

FRB Ser. 14-CR17, Class XA, IO, 1.155%, 5/10/47	8,148,305	431,860

FRB Ser. 13-CR11, Class XA, IO, 1.148%, 8/10/50	8,431,323	445,462

FRB Ser. 14-UBS6, Class XA, IO, 1.047%, 12/10/47	6,986,268	373,067

COMM Mortgage Trust 144A

Ser. 13-LC13, Class E, 3.719%, 8/10/46	458,000	314,875

FRB Ser. 06-C8, Class XS, IO, 0.659%, 12/10/46	6,886,970	69

Credit Suisse Commercial Mortgage Trust 144A

FRB Ser. 07-C1, Class AX, IO, 0.62%, 2/15/40	6,978,136	3,140

FRB Ser. 07-C2, Class AX, IO, 0.086%, 1/15/49	3,379,203	17

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	39,669	40,357

FRB Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38	94,133	—

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	1,302,000	1,097,542

CSMC Trust FRB Ser. 16-NXSR, Class C, 4.365%, 12/15/49	1,061,000	1,058,718

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	11,639	11,639

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	152,000	158,289

FRB Ser. 11-LC3A, Class D, 5.346%, 8/10/44	1,365,000	1,407,179

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.072%, 7/10/45	1,123,718	11

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.328%, 12/10/49	11,859,117	26,994

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.44%, 5/10/43	296,305	553

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.59%, 2/10/46	3,919,595	269,707

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D,
4.41%, 2/10/46	186,000	173,984

GS Mortgage Securities Trust

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	914,000	888,042

FRB Ser. 14-GC22, Class XA, IO, 1.042%, 6/10/47	9,400,537	493,321

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.653%, 1/10/45	209,000	203,859

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44	674,000	683,896

FRB Ser. 11-GC5, Class C, 5.40%, 8/10/44	450,000	479,976

Dynamic Asset Allocation Growth Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC12, Class D, 4.464%, 6/10/46	$739,000	$649,064

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	12,368	—

JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.629%, 10/15/45	601,000	615,501

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class C, 4.667%, 4/15/47	418,000	423,227

FRB Ser. 13-C14, Class C, 4.564%, 8/15/46	960,000	982,969

FRB Ser. 14-C26, Class C, 4.426%, 1/15/48	346,000	336,056

FRB Ser. 13-C17, Class XA, IO, 0.954%, 1/15/47	8,885,195	384,640

JPMorgan Chase Commercial Mortgage Securities Corp. 144A

FRB Ser. 12-LC9, Class D, 4.413%, 12/15/47	165,000	165,479

FRB Ser. 12-LC9, Class E, 4.413%, 12/15/47	537,000	491,838

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 05-LDP5, Class F, 5.699%, 12/15/44	635,548	632,508

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	138,141	139,753

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	11,236	11,245

FRB Ser. 13-LC11, Class XA, IO, 1.427%, 4/15/46	17,646,822	1,006,928

FRB Ser. 06-CB17, Class X, IO, 0.663%, 12/12/43	1,106,195	7,755

FRB Ser. 06-LDP8, Class X, IO, 0.423%, 5/15/45	698,675	7

FRB Ser. 07-LDPX, Class X, IO, 0.398%, 1/15/49	2,454,690	21,727

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51	260,000	228,800

FRB Ser. 12-C6, Class E, 5.153%, 5/15/45	943,000	882,837

FRB Ser. 12-C8, Class D, 4.677%, 10/15/45	458,000	443,756

FRB Ser. 05-CB12, Class X1, IO, 0.389%, 9/12/37	244,777	645

LB-UBS Commercial Mortgage Trust

Ser. 06-C1, Class AJ, 5.276%, 2/15/41	415,290	415,373

FRB Ser. 07-C2, Class XW, IO, 0.709%, 2/15/40	192,677	35

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 06-C6, Class XCL, IO, 0.433%, 9/15/39	6,164,539	33,924

FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40	376,359	2,559

FRB Ser. 05-C5, Class XCL, IO, 0.299%, 9/15/40	1,189,280	8,809

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	117,498	6

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.229%, 4/20/48	788,000	683,322

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.356%, 8/12/39	189,659	818

FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43	126,995	—

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 05-C3, Class X, IO, 5.911%, 5/15/44	12,116	132

FRB Ser. 06-C4, Class X, IO, 2.984%, 7/15/45	74,882	1,048

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C6, Class AS, 3.476%, 11/15/45	652,000	668,496

FRB Ser. 14-C17, Class XA, IO, 1.25%, 8/15/47	5,675,883	307,917

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.791%, 6/11/42	234,000	242,003

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	312,000	137,676

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	83,577	82,800

72 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Morgan Stanley Capital I Trust 144A

FRB Ser. 11-C3, Class D, 5.156%, 7/15/49	$647,000	$664,275

FRB Ser. 11-C3, Class E, 5.156%, 7/15/49	545,000	537,036

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	284,000	298,711

FRB Ser. 12-C4, Class XA, IO, 1.748%, 12/10/45	7,703,663	541,930

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.294%, 10/15/44	400,000	397,119

FRB Ser. 07-C34, IO, 0.40%, 5/15/46	2,443,109	3,665

FRB Ser. 06-C29, IO, 0.278%, 11/15/48	3,952,911	158

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 06-C26, Class XC, IO, 0.056%, 6/15/45	5,065,124	1,013

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	120,586	12

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class AS, 4.296%, 7/15/46	280,000	296,685

FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46	408,000	415,262

FRB Ser. 14-LC16, Class XA, IO, 1.396%, 8/15/50	3,750,180	226,136

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.296%, 7/15/46	655,000	594,646

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	446,000	453,493

FRB Ser. 13-C15, Class C, 4.48%, 8/15/46	366,000	374,311

Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	256,000	271,293

Ser. 13-C11, Class AS, 3.311%, 3/15/45	412,000	416,506

FRB Ser. 13-C17, Class XA, IO, 1.51%, 12/15/46	6,506,951	352,026

FRB Ser. 14-C22, Class XA, IO, 0.929%, 9/15/57	24,231,850	1,155,375

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class C, 5.673%, 11/15/44	273,000	299,234

FRB Ser. 11-C5, Class E, 5.673%, 11/15/44	515,000	521,335

FRB Ser. 11-C3, Class D, 5.641%, 3/15/44	819,000	835,462

FRB Ser. 11-C2, Class D, 5.603%, 2/15/44	732,000	757,254

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	437,000	385,626

Ser. 14-C19, Class D, 4.234%, 3/15/47	70,000	58,667

FRB Ser. 12-C9, Class XA, IO, 2.087%, 11/15/45	5,275,267	406,354

FRB Ser. 12-C10, Class XA, IO, 1.677%, 12/15/45	3,682,585	247,580

FRB Ser. 13-C12, Class XA, IO, 1.376%, 3/15/48	1,612,205	86,012

FRB Ser. 12-C9, Class XB, IO, 0.705%, 11/15/45	10,038,000	351,320

		36,573,516

Residential mortgage-backed securities (non-agency) (0.5%)

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.14%, 5/25/35	946,621	965,553

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46	1,612,753	1,417,852

FRB Ser. 05-27, Class 1A1, 1.519%, 8/25/35	286,885	226,639

FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35	799,212	706,981

FRB Ser. 06-OA10, Class 4A1, 1.172%, 8/25/46	1,872,331	1,591,481

Dynamic Asset Allocation Growth Fund 73

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.132%, 11/25/28	$400,000	$443,801

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
5.632%, 10/25/28	280,000	302,656

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.882%, 10/25/28	906,380	1,031,425

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.682%, 4/25/28	856,640	968,425

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.532%, 4/25/28	470,000	523,642

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	20,000	21,823

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.232%, 4/25/29	50,000	52,855

Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2,
1.782%, 2/25/34	515,323	498,376

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.978%, 2/25/35	303,894	305,794

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1.807%, 8/25/34	272,279	266,834

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	160,000	124,000

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
2.107%, 10/25/33	295,992	289,776

Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1.142%, 4/25/36	302,285	296,596

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 07-HY2, Class 1A1, 2.77%, 12/25/36	481,123	452,803

FRB Ser. 05-AR9, Class A1C3, 1.942%, 7/25/45	450,030	424,108

FRB Ser. 05-AR19, Class A1C3, 1.482%, 12/25/45	110,861	101,017

FRB Ser. 05-AR13, Class A1C3, 1.472%, 10/25/45	279,165	260,539

FRB Ser. 04-AR12, Class A2B, 1.442%, 10/25/44	551,631	517,044

FRB Ser. 05-AR11, Class A1B3, 1.382%, 8/25/45	644,949	607,721

		12,397,741

Total mortgage-backed securities (cost $55,184,537)		$54,922,010

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.3%)*	units	Value

Argentina (Republic of) sr. unsec. bonds Ser. REGS, 7.625%,
4/22/46 (Argentina)	$185,000	$187,035

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)	575,000	557,289

Argentina (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	250,000	245,000

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	438,000	444,186

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)	490,000	515,725

74 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (0.3%)* cont.		units	Value

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	3,896	$1,282,607

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$959,000	1,063,131

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		615,000	704,175

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		189,000	195,878

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		200,000	200,356

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	221,250

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		430,000	459,906

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	213,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	352,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		285,000	284,644

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		1,200,000	1,318,500

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		270,000	279,267

Total foreign government and agency bonds and notes (cost $8,999,405)			$8,524,699

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value

Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/22/18	$0.00	16,633	$518,908

Halcon Resources Corp.	9/9/20	14.04	2,341	4,120

Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	12/18/17	0.00	66,500	307,808

Herfy Food Services Co. 144A (Saudi Arabia)	2/7/19	0.00	27,480	606,343

Joyoung Co., Ltd. 144A (China)	11/20/17	0.00	69,500	185,453

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	200,600	1,251,603

Total warrants (cost $2,430,075)				$2,874,235

	Principal
SENIOR LOANS (0.1%)*[c]	amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	$386,811	$307,418

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	651,923	751,882

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	638,178	640,970

CPG International, Inc. bank term loan FRN Ser. B, 4.897%, 9/30/20	90,695	91,036

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.397%, 7/6/21	173,584	173,753

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	381,113	332,521

Dynamic Asset Allocation Growth Fund 75

	Principal
SENIOR LOANS (0.1%)*[c] cont.	amount	Value

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	$241,793	$193,888

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.482%, 9/7/23	298,500	298,459

Total senior loans (cost $2,803,530)		$2,789,927

	Principal
ASSET-BACKED SECURITIES (0.1%)*	amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.882%, 2/25/49	$2,196,000	$2,196,000

Total asset-backed securities (cost $2,196,000)		$2,196,000

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$219,288

Total convertible preferred stocks (cost $138,507)		$219,288

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (—%)*	price	amount	Value

EUR/JPY (Call)	Jun-17/JPY 127.50	EUR 9,732,200	$13,102

KOSPI 200 Index (Put)	Apr-17/$252.50	$94	282

USD/MXN (Put)	Apr-17/MXN 19.00	10,383,700	185,287

Total purchased options outstanding (cost $261,233)			$198,671

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	$83,000	$192,871

Total convertible bonds and notes (cost $78,411)		$192,871

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	6,720	$170,890

Total preferred stocks (cost $168,119)		$170,890

INVESTMENT COMPANIES (—%)*	Shares	Value

Fifth Street Finance Corp.	5,806	$26,824

Hercules Capital, Inc.	822	12,437

Medley Capital Corp.	1,801	13,850

PennantPark Investment Corp.	2,624	21,359

Solar Capital, Ltd.	701	15,850

Total investment companies (cost $88,123)		$90,320

	Principal amount/
SHORT-TERM INVESTMENTS (22.7%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.03% [d]	Shares	24,043,513	$24,043,513

Putnam Short Term Investment Fund 0.87% L	Shares	246,437,630	246,437,630

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	390,000	390,000

Federal Home Loan Banks unsec. discount notes 0.521%, 4/12/17		$25,000,000	24,996,176

Federal Home Loan Banks unsec. discount notes 0.705%, 4/7/17		25,000,000	24,998,329

Federal Home Loan Banks unsec. discount notes 0.750%, 4/21/17		26,100,000	26,091,096

76 Dynamic Asset Allocation Growth Fund

	Principal amount/
SHORT-TERM INVESTMENTS (22.7%)* cont.	shares	Value

Federal Home Loan Banks unsec. discount notes 0.756%, 5/3/17	$25,000,000	$24,985,035

Federal Home Loan Banks unsec. discount notes 0.767%, 5/12/17	25,000,000	24,980,409

Federal Home Loan Mortgage Corporation unsec. discount notes
0.500%, 4/5/17	22,000,000	21,999,598

Interest in $250,000,000 joint tri-party repurchase agreement dated 3/31/17 with HSBC Bank USA, National Association due
4/3/17 — maturity value of $67,959,417 for an effective yield of 0.780% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due dates ranging from
1/20/45 to 10/20/46, valued at $255,001,975)	67,955,000	67,955,000

Interest in $275,000,000 joint tri-party repurchase agreement dated 3/31/17 with RBC Capital Markets, LLC due 4/3/17 —
maturity value of $44,540,932 for an effective yield of 0.790%
(collateralized by various mortgage backed securities with
coupon rates ranging from 1.850% to 5.522% and due dates
ranging from 1/1/19 to 3/1/47, valued at $280,518,467)	44,538,000	44,538,000

U.S. Treasury Bills 0.498%, 4/6/17 # ∆ §	32,697,000	32,696,158

U.S. Treasury Bills 0.500%, 4/13/17	60,000	59,989

U.S. Treasury Bills 0.795%, 4/27/17 # ∆ §	25,000,000	24,988,056

Total short-term investments (cost $589,147,171)		$589,158,989

TOTAL INVESTMENTS

Total investments (cost $2,477,932,213)		$2,661,714,368

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company

Dynamic Asset Allocation Growth Fund 77

PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,593,759,559.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $242,145, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

 UR  At the reporting period end, 400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $294,600,763 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

78 Dynamic Asset Allocation Growth Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.3%	Russia	0.7%

Japan	2.8	Netherlands	0.7

United Kingdom	2.5	Taiwan	0.7

France	1.7	Sweden	0.6

Germany	1.4	Brazil	0.5

China	1.3	Spain	0.5

Australia	0.9	India	0.5

Switzerland	0.9	Other	3.5

South Korea	0.8	Total	100.0%

Canada	0.7

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $414,243,607) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$1,100,089	$1,044,506	$55,583

	Brazilian Real	Buy	4/3/17	2,578,707	2,485,499	93,208

	Brazilian Real	Sell	4/3/17	2,578,707	2,604,161	25,454

	Brazilian Real	Buy	7/3/17	5,069,056	5,094,205	(25,149)

	British Pound	Buy	6/21/17	6,013,856	5,923,066	90,790

	Canadian Dollar	Sell	4/19/17	2,030,712	2,082,901	52,189

	Chilean Peso	Buy	7/19/17	5,193,352	5,180,373	12,979

	Euro	Buy	6/21/17	8,910,877	8,833,953	76,924

	Hong Kong Dollar	Buy	5/17/17	830,146	831,484	(1,338)

	Indian Rupee	Buy	5/17/17	2,628,368	2,526,528	101,840

	Japanese Yen	Buy	5/17/17	315,635	325,038	(9,403)

	Mexican Peso	Buy	7/19/17	2,571,914	2,553,942	17,972

	New Zealand Dollar	Sell	4/19/17	50,312	11,242	(39,070)

	Singapore Dollar	Sell	5/17/17	2,573,933	2,513,247	(60,686)

	Swedish Krona	Buy	6/21/17	2,511,796	2,490,924	20,872

Barclays Bank PLC

	Australian Dollar	Buy	4/19/17	3,727,304	3,798,712	(71,408)

	British Pound	Buy	6/21/17	2,608,515	2,536,934	71,581

	Canadian Dollar	Buy	4/19/17	1,218,397	1,206,296	12,101

	Canadian Dollar	Sell	4/19/17	1,218,397	1,219,070	673

	Euro	Buy	6/21/17	1,275,461	1,287,544	(12,083)

	Japanese Yen	Sell	5/17/17	2,597,293	2,519,776	(77,517)

Dynamic Asset Allocation Growth Fund 79

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $414,243,607) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	New Zealand Dollar	Sell	4/19/17	$2,657,087	$2,630,107	$(26,980)

	Swedish Krona	Buy	6/21/17	2,498,208	2,476,715	21,493

	Swiss Franc	Buy	6/21/17	3,268,702	3,238,018	30,684

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	4,617,504	4,390,481	227,023

	Australian Dollar	Sell	4/19/17	2,538,921	2,546,078	7,157

	Brazilian Real	Buy	4/3/17	5,114,991	5,117,774	(2,783)

	Brazilian Real	Sell	4/3/17	2,583,530	2,611,138	27,608

	British Pound	Sell	6/21/17	2,487,635	2,447,127	(40,508)

	Canadian Dollar	Buy	4/19/17	3,914,981	3,940,727	(25,746)

	Canadian Dollar	Sell	4/19/17	3,902,947	3,858,492	(44,455)

	Danish Krone	Buy	6/21/17	1,102,508	1,089,264	13,244

	Euro	Sell	6/21/17	197,337	195,696	(1,641)

	Indonesian Rupiah	Buy	5/17/17	2,486,093	2,469,017	17,076

	Japanese Yen	Buy	5/17/17	5,652,175	5,554,152	98,023

	New Zealand Dollar	Sell	4/19/17	4,971,239	5,015,477	44,238

	Norwegian Krone	Sell	6/21/17	2,510,926	2,565,687	54,761

	South African Rand	Buy	4/19/17	2,559,408	2,508,273	51,135

	South African Rand	Sell	7/19/17	4,955,689	5,006,833	51,144

	Swedish Krona	Buy	6/21/17	7,823,771	7,770,795	52,976

	Swedish Krona	Sell	6/21/17	2,570,561	2,613,888	43,327

Credit Suisse International

	Australian Dollar	Buy	4/19/17	6,485,586	6,191,316	294,270

	Canadian Dollar	Buy	4/19/17	27,453	27,468	(15)

	Canadian Dollar	Sell	4/19/17	27,453	27,177	(276)

	Euro	Sell	6/21/17	2,627,586	2,613,458	(14,128)

	Hong Kong Dollar	Buy	5/17/17	30,102	30,198	(96)

	New Zealand Dollar	Sell	4/19/17	3,759,961	3,825,617	65,656

	Norwegian Krone	Sell	6/21/17	2,543,644	2,570,929	27,285

	Swedish Krona	Buy	6/21/17	2,539,084	2,517,253	21,831

	Swiss Franc	Buy	6/21/17	6,694,070	6,631,032	63,038

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	8,946,752	8,876,485	70,267

	Australian Dollar	Sell	4/19/17	8,946,752	8,851,554	(95,198)

	Canadian Dollar	Buy	4/19/17	5,130,520	5,127,546	2,974

	Canadian Dollar	Sell	4/19/17	5,130,520	5,161,188	30,668

	Euro	Buy	6/21/17	9,425,902	9,347,194	78,708

	Indian Rupee	Buy	5/17/17	5,234,039	5,104,876	129,163

	Japanese Yen	Buy	5/17/17	9,140,669	8,945,502	195,167

	New Taiwan Dollar	Sell	5/17/17	2,473,466	2,432,383	(41,083)

	New Zealand Dollar	Sell	4/19/17	6,981,484	7,003,140	21,656

	South African Rand	Sell	7/19/17	2,410,245	2,488,507	78,262

	South Korean Won	Sell	5/17/17	112,422	29,608	(82,814)

	Swedish Krona	Buy	6/21/17	7,693,413	7,648,292	45,121

80 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $414,243,607) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	$2,608,349	$2,618,764	$(10,415)

	Australian Dollar	Sell	4/19/17	2,608,349	2,560,062	(48,287)

	Canadian Dollar	Buy	4/19/17	3,760,716	3,737,553	23,163

	Canadian Dollar	Sell	4/19/17	3,760,716	3,761,320	604

	Euro	Buy	6/21/17	3,140,254	3,139,717	537

	Hong Kong Dollar	Sell	5/17/17	98,585	98,549	(36)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	11,908,890	11,647,486	261,404

	Brazilian Real	Buy	4/3/17	2,569,667	2,451,962	117,705

	Brazilian Real	Sell	4/3/17	2,569,667	2,527,364	(42,303)

	Brazilian Real	Sell	7/3/17	1,534	1,550	16

	Canadian Dollar	Buy	4/19/17	2,488,917	2,478,091	10,826

	Canadian Dollar	Sell	4/19/17	2,488,917	2,492,204	3,287

	Czech Koruna	Buy	7/19/17	2,608,800	2,627,060	(18,260)

	Czech Koruna	Sell	7/19/17	2,608,800	2,589,160	(19,640)

	Euro	Sell	6/21/17	5,028,389	4,985,415	(42,974)

	Euro	Buy	7/19/17	2,588,877	2,581,539	7,338

	Euro	Sell	7/19/17	2,588,877	2,605,704	16,827

	Hong Kong Dollar	Buy	5/17/17	469,409	470,508	(1,099)

	Indonesian Rupiah	Buy	5/17/17	2,473	11,148	(8,675)

	Japanese Yen	Buy	5/17/17	3,754,401	3,724,125	30,276

	New Zealand Dollar	Sell	4/19/17	6,777,292	6,793,236	15,944

	Norwegian Krone	Sell	6/21/17	1,062,494	1,079,665	17,171

	Singapore Dollar	Buy	5/17/17	2,447,070	2,431,847	15,223

	South Korean Won	Sell	5/17/17	4,004,363	3,752,368	(251,995)

	Swedish Krona	Buy	6/21/17	4,377,809	4,412,959	(35,150)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	3,270,251	3,103,518	166,733

	British Pound	Buy	6/21/17	2,608,515	2,537,256	71,259

	Canadian Dollar	Buy	4/19/17	2,442,810	2,458,221	(15,411)

	Czech Koruna	Buy	7/19/17	2,608,796	2,626,020	(17,224)

	Czech Koruna	Sell	7/19/17	2,608,796	2,591,748	(17,048)

	Euro	Sell	6/21/17	329,465	326,669	(2,796)

	Euro	Buy	7/19/17	2,588,663	2,581,240	7,423

	Euro	Sell	7/19/17	2,588,663	2,600,167	11,504

	Japanese Yen	Sell	5/17/17	2,605,061	2,588,231	(16,830)

	New Zealand Dollar	Buy	4/19/17	3,730,881	3,780,820	(49,939)

	New Zealand Dollar	Sell	4/19/17	3,730,881	3,717,660	(13,221)

	Swedish Krona	Buy	6/21/17	3,956,312	3,936,758	19,554

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	4,435,951	4,392,816	43,135

	British Pound	Sell	6/21/17	2,487,635	2,447,697	(39,938)

	Canadian Dollar	Buy	4/19/17	2,604,146	2,579,373	24,773

	Canadian Dollar	Sell	4/19/17	2,604,146	2,591,012	(13,134)

Dynamic Asset Allocation Growth Fund 81

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $414,243,607) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Euro	Sell	6/21/17	$6,370,985	$6,358,860	$(12,125)

	Japanese Yen	Buy	5/17/17	2,202,547	2,214,806	(12,259)

	New Zealand Dollar	Sell	4/19/17	3,687,366	3,661,902	(25,464)

	Singapore Dollar	Sell	5/17/17	2,573,933	2,518,784	(55,149)

	Swedish Krona	Buy	6/21/17	5,321,273	5,276,651	44,622

UBS AG

	Australian Dollar	Buy	4/19/17	5,861,338	5,663,776	197,562

	Canadian Dollar	Buy	4/19/17	6,518,224	6,544,622	(26,398)

	Canadian Dollar	Sell	4/19/17	6,518,224	6,462,259	(55,965)

	Euro	Sell	6/21/17	9,374,720	9,290,079	(84,641)

	Japanese Yen	Buy	5/17/17	1,279,169	1,292,209	(13,040)

	New Zealand Dollar	Sell	4/19/17	7,537,441	7,508,605	(28,836)

	Swedish Krona	Buy	6/21/17	7,607,808	7,546,897	60,911

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	1,218,019	1,272,567	(54,548)

	Canadian Dollar	Buy	4/19/17	1,289,776	1,290,585	(809)

	Canadian Dollar	Sell	4/19/17	1,289,776	1,285,278	(4,498)

	Euro	Sell	6/21/17	2,490,746	2,469,587	(21,159)

	New Zealand Dollar	Sell	4/19/17	2,531,517	2,581,715	50,198

Total						$1,982,473

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	2,129	$147,369,380	Jun-17	$1,859,258

S&P 500 Index E-Mini (Long)	2,414	284,755,440	Jun-17	(1,136,414)

S&P 500 Index E-Mini (Short)	218	25,715,280	Jun-17	(57,488)

S&P Mid Cap 400 Index E-Mini (Long)	460	79,037,200	Jun-17	368,196

Tokyo Price Index (Long)	186	25,269,469	Jun-17	(469,388)

U.S. Treasury Bond 30 yr (Long)	68	10,257,375	Jun-17	(53,385)

U.S. Treasury Bond Ultra 30 yr (Long)	100	16,062,500	Jun-17	(115,730)

U.S. Treasury Bond Ultra 30 yr (Short)	6	963,750	Jun-17	6,879

U.S. Treasury Note 2 yr (Long)	246	53,247,469	Jun-17	(18,083)

U.S. Treasury Note 2 yr (Short)	162	35,065,406	Jun-17	23,990

U.S. Treasury Note 5 yr (Long)	479	56,391,024	Jun-17	(55,812)

U.S. Treasury Note 5 yr (Short)	411	48,385,617	Jun-17	77,018

U.S. Treasury Note 10 yr (Long)	220	27,403,750	Jun-17	(79,407)

U.S. Treasury Note 10 yr (Short)	850	105,878,125	Jun-17	267,715

U.S. Treasury Note Ultra 10 yr (Long)	6	803,344	Jun-17	(1,887)

Total				$615,462

82 Dynamic Asset Allocation Growth Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $553,651) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$146,515

Total			$146,515

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $136,486) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

EUR/JPY (Put)	Jun-17/JPY 115.30	EUR 9,732,200	$103,792

KOSPI 200 Index (Put)	Apr-17/247.50	$94	94

USD/MXN (Put)	Apr-17/MXN 18.25	10,383,700	24,163

Total			$128,049

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $30,724,258) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$1,000,000	4/12/17	$1,022,969

Federal National Mortgage Association, 3.00%, 5/1/47	14,000,000	5/11/17	13,856,718

Federal National Mortgage Association, 3.00%, 4/1/47	14,000,000	4/12/17	13,881,875

Government National Mortgage Association, 4.50%, 4/1/47	1,000,000	4/20/17	1,068,047

Government National Mortgage Association, 4.00%, 4/1/47	1,000,000	4/20/17	1,056,328

Total			$30,885,937

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$42,616,800 E	$12,358	6/21/19	3 month USD-	1.75%	$30,087
			LIBOR-BBA

79,643,600 E	4,723	6/21/19	1.75%	3 month USD-	(28,409)
				LIBOR-BBA

7,498,500 E	(5,615)	6/21/22	3 month USD-	2.20%	23,134
			LIBOR-BBA

33,740,200 E	23,401	6/21/22	2.20%	3 month USD-	(105,959)
				LIBOR-BBA

14,193,400 E	(10,298)	6/21/27	3 month USD-	2.50%	79,135
			LIBOR-BBA

44,902,800 E	36,824	6/21/27	2.50%	3 month USD-	(246,109)
				LIBOR-BBA

5,955,500 E	42,383	6/21/47	3 month USD-	2.70%	81,142
			LIBOR-BBA

4,398,300 E	(5,677)	6/21/47	2.70%	3 month USD-	(34,301)
				LIBOR-BBA

Total	$98,099				$(201,280)

E Extended effective date.

Dynamic Asset Allocation Growth Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

	$46,660	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(359)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	796,622	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,882)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,876	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	145,167	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,267
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	33,896	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(136)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	209,370	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,567
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	55,430	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(493)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	281,204	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,206
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	952,770	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,400
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	321,545	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,624)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	366,172	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,228
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	723	—	12/1/17	(3 month USD-	A basket (CGPUTQL2)	(1,823,478)
				LIBOR-BBA plus	of common stocks
				0.37%)

units	15,726	—	11/27/17	3 month USD-	Russell 1000 Total	16,865
				LIBOR-BBA plus	Return Index
				0.09%

Credit Suisse International

	$1,318,181	—	1/12/41	4.50% (1 month	Synthetic MBX Index	11,293
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	147,669	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(1,705)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

84 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$71,178	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(139)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

12,431	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(41)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

115,524	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(889)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

115,524	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(889)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

524,037	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,390)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

18,450	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(93)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

22,157	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(112)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

418,244	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,112)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

JPMorgan Securities LLC

796,622	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	5,882
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

277,707	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	2,136
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$(1,788,504)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$(1,179)

CMBX NA BBB– Index	BBB–/P	2,591	43,000	5/11/63	300 bp	(2,883)

CMBX NA BBB– Index	BBB–/P	5,309	86,000	5/11/63	300 bp	(5,640)

Credit Suisse International

CMBX NA BBB– Index	—	(9,902)	147,000	1/17/47	(300 bp)	3,433

CMBX NA BB Index	—	(14,315)	102,000	1/17/47	(500 bp)	3,558

CMBX NA A Index	A/P	32,886	625,000	5/11/63	200 bp	754

CMBX NA A Index	A/P	1,104	30,000	1/17/47	200 bp	(219)

CMBX NA A Index	A/P	3,286	79,000	1/17/47	200 bp	(199)

Dynamic Asset Allocation Growth Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BB Index	—	$(22,751)	$1,289,000	5/11/63	(500 bp)	$239,080

CMBX NA BB Index	—	(70,555)	372,000	1/17/47	(500 bp)	(5,371)

CMBX NA BBB– Index	BBB–/P	7,316	60,000	5/11/63	300 bp	(348)

CMBX NA BBB– Index	BBB–/P	7,942	65,000	5/11/63	300 bp	(333)

CMBX NA BBB– Index	BBB–/P	5,743	73,000	5/11/63	300 bp	(3,551)

CMBX NA BBB– Index	BBB–/P	12,228	147,000	5/11/63	300 bp	(6,487)

CMBX NA BBB– Index	BBB–/P	12,726	150,000	5/11/63	300 bp	(6,372)

CMBX NA BBB– Index	BBB–/P	24,306	184,000	5/11/63	300 bp	880

CMBX NA BBB– Index	BBB–/P	29,617	204,000	5/11/63	300 bp	3,645

CMBX NA BBB– Index	BBB–/P	33,117	272,000	5/11/63	300 bp	(1,513)

CMBX NA BBB– Index	BBB–/P	25,307	517,000	5/11/63	300 bp	(40,516)

CMBX NA BBB– Index	BBB–/P	29,287	597,000	5/11/63	300 bp	(46,721)

CMBX NA BBB– Index	BBB–/P	68,373	865,000	1/17/47	300 bp	(10,097)

CMBX NA BBB– Index	BBB–/P	74,654	1,010,000	1/17/47	300 bp	(16,970)

Goldman Sachs International

CMBX NA BB Index	—	(53,605)	524,000	5/11/63	(500 bp)	52,834

CMBX NA BB Index	—	(6,961)	46,000	1/17/47	(500 bp)	1,099

CMBX NA A Index	A/P	6,453	124,000	5/11/63	200 bp	78

CMBX NA A Index	A/P	6,277	124,000	5/11/63	200 bp	(98)

CMBX NA A Index	A/P	6,277	124,000	5/11/63	200 bp	(98)

CMBX NA A Index	A/P	34,350	570,000	5/11/63	200 bp	5,045

CMBX NA A Index	A/P	36,538	718,000	5/11/63	200 bp	(375)

CMBX NA A Index	A/P	43,863	870,000	1/17/47	200 bp	5,486

CMBX NA BB Index	—	(86,296)	425,000	1/17/47	(500 bp)	(11,824)

CMBX NA BBB– Index	BBB–/P	2,769	35,000	5/11/63	300 bp	(1,687)

CMBX NA BBB– Index	BBB–/P	4,769	70,000	5/11/63	300 bp	(4,143)

CMBX NA BBB– Index	BBB–/P	3,651	70,000	5/11/63	300 bp	(5,261)

CMBX NA BBB– Index	BBB–/P	7,764	92,000	5/11/63	300 bp	(3,949)

CMBX NA BBB– Index	BBB–/P	11,477	136,000	5/11/63	300 bp	(5,838)

CMBX NA BBB– Index	BBB–/P	12,435	144,000	5/11/63	300 bp	(5,899)

CMBX NA BBB– Index	BBB–/P	11,950	247,000	5/11/63	300 bp	(19,497)

CMBX NA BBB– Index	BBB–/P	31,899	262,000	5/11/63	300 bp	(1,458)

CMBX NA BBB– Index	BBB–/P	67,247	717,000	5/11/63	300 bp	(24,039)

CMBX NA BBB– Index	BBB–/P	65,023	865,000	5/11/63	300 bp	(45,106)

CMBX NA BBB– Index	—	(20,551)	305,000	1/17/47	(300 bp)	7,118

CMBX NA BBB– Index	—	(9,778)	144,000	1/17/47	(300 bp)	3,285

CMBX NA BBB– Index	—	(7,866)	114,000	1/17/47	(300 bp)	2,476

CMBX NA BBB– Index	—	(3,011)	29,000	1/17/47	(300 bp)	(381)

CMBX NA BBB– Index	BBB–/P	3,694	53,000	1/17/47	300 bp	(1,114)

CMBX NA BBB– Index	BBB–/P	30,155	354,000	1/17/47	300 bp	(1,958)

CMBX NA BBB– Index	BBB–/P	43,869	557,000	1/17/47	300 bp	(6,660)

CMBX NA BBB– Index	BBB–/P	53,347	614,000	1/17/47	300 bp	(2,354)

86 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC

CMBX NA A Index	A/P	$31,011	$527,000	5/11/63	200 bp	$3,918

CMBX NA A Index	A/P	38,013	786,000	5/11/63	200 bp	(2,571)

CMBX NA A Index	A/P	132,217	2,194,000	5/11/63	200 bp	19,421

CMBX NA A Index	A/P	13,857	316,000	1/17/47	200 bp	(82)

CMBX NA BB Index	—	$(30,370)	$216,000	5/11/63	(500 bp)	$13,506

CMBX NA BB Index	—	(22,203)	167,000	5/11/63	(500 bp)	11,719

CMBX NA BB Index	—	(12,657)	88,000	5/11/63	(500 bp)	5,219

CMBX NA BB Index	—	(91,245)	533,000	1/17/47	(500 bp)	2,151

CMBX NA BBB– Index	BBB–/P	4,234	29,000	5/11/63	300 bp	542

CMBX NA BBB– Index	BBB–/P	1,974	32,000	5/11/63	300 bp	(2,100)

CMBX NA BBB– Index	BBB–/P	2,417	35,000	5/11/63	300 bp	(2,039)

CMBX NA BBB– Index	BBB–/P	6,709	59,000	5/11/63	300 bp	(803)

CMBX NA BBB– Index	BBB–/P	4,097	64,000	5/11/63	300 bp	(4,051)

CMBX NA BBB– Index	BBB–/P	3,410	64,000	5/11/63	300 bp	(4,738)

CMBX NA BBB– Index	BBB–/P	3,260	64,000	5/11/63	300 bp	(4,889)

CMBX NA BBB– Index	BBB–/P	12,682	88,000	5/11/63	300 bp	1,478

CMBX NA BBB– Index	BBB–/P	14,850	102,000	5/11/63	300 bp	1,864

CMBX NA BBB– Index	BBB–/P	8,677	106,000	5/11/63	300 bp	(4,819)

CMBX NA BBB– Index	BBB–/P	9,894	116,000	5/11/63	300 bp	(4,875)

CMBX NA BBB– Index	BBB–/P	7,157	162,000	5/11/63	300 bp	(13,468)

CMBX NA BBB– Index	BBB–/P	24,927	470,000	5/11/63	300 bp	(34,912)

CMBX NA BBB– Index	BBB–/P	37,014	472,000	5/11/63	300 bp	(23,080)

CMBX NA BBB– Index	BBB–/P	152,742	1,810,000	5/11/63	300 bp	(77,702)

CMBX NA BBB– Index	—	(1,722)	32,000	1/17/47	(300 bp)	1,181

CMBX NA BBB– Index	BBB–/P	846	7,000	1/17/47	300 bp	211

CMBX NA BBB– Index	BBB–/P	2,822	51,000	1/17/47	300 bp	(1,805)

CMBX NA BBB– Index	BBB–/P	5,327	101,000	1/17/47	300 bp	(3,835)

CMBX NA BBB– Index	BBB–/P	2,693	103,000	1/17/47	300 bp	(6,651)

CMBX NA BBB– Index	BBB–/P	26,373	268,000	1/17/47	300 bp	2,063

Total		$944,381				($90,514)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$369,791	$5,651,910	12/20/21	500 bp	$(83,606)

NA HY Series 28 Index	B+/P	(3,321,843)	49,267,000	6/20/22	500 bp	235,512

NA IG Series 28 Index	BBB+/P	(783,485)	49,300,000	6/20/22	100 bp	35,935

Total		$(3,735,537)				$187,841

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$67,842,562	$—	$—

Capital goods	96,854,230	—	—

Communication services	48,741,166	—	986

Conglomerates	9,792,270	—	—

Consumer cyclicals	207,451,884	13,206	—

Consumer staples	156,797,637	—	140,487

Energy	92,031,543	1,312	7,209

Financials	317,069,989	—	—

Health care	179,764,602	—	—

Technology	279,151,503	—	—

Transportation	45,220,671	—	—

Utilities and power	57,568,191	15,434	—

Total common stocks	1,558,286,248	29,952	148,682

88 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	—	2,196,000	—

Convertible bonds and notes	—	192,871	—

Convertible preferred stocks	—	219,288	—

Corporate bonds and notes	—	299,563,876	611,351

Foreign government and agency bonds and notes	—	8,524,699	—

Investment companies	90,320	—	—

Mortgage-backed securities	—	54,922,010	—

Preferred stocks	170,890	—	—

Purchased options outstanding	—	198,671	—

Senior loans	—	2,789,927	—

U.S. government and agency mortgage obligations	—	141,360,718	—

U.S. treasury obligations	—	375,641	—

Warrants	4,120	2,870,115	—

Short-term investments	246,827,630	342,331,359	—

Totals by level	$1,805,379,208	$855,575,127	$760,033

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,982,473	$—

Futures contracts	615,462	—	—

Written options outstanding	—	(128,049)	—

Written swap options outstanding	—	(146,515)	—

TBA sale commitments	—	(30,885,937)	—

Interest rate swap contracts	—	(299,379)	—

Total return swap contracts	—	(1,788,504)	—

Credit default contracts	—	2,888,483	—

Totals by level	$615,462	$(28,377,428)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 89

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $23,477,820 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,207,451,070)	$2,391,233,225
Affiliated issuers (identified cost $270,481,143) (Notes 1 and 5)	270,481,143

Cash	284,580

Foreign currency (cost $795,815) (Note 1)	796,019

Dividends, interest and other receivables	8,373,063

Receivable for shares of the fund sold	4,310,334

Receivable for investments sold	1,508,017

Receivable for sales of delayed delivery securities (Note 1)	24,880,815

Receivable for variation margin (Note 1)	4,320,371

Unrealized appreciation on forward currency contracts (Note 1)	3,714,116

Unrealized appreciation on OTC swap contracts (Note 1)	443,888

Premium paid on OTC swap contracts (Note 1)	463,788

Prepaid assets	72,838

Total assets	2,710,882,197

LIABILITIES

Payable for investments purchased	5,830,556

Payable for purchases of delayed delivery securities (Note 1)	36,183,806

Payable for shares of the fund repurchased	5,531,017

Payable for compensation of Manager (Note 2)	1,306,705

Payable for custodian fees (Note 2)	237,654

Payable for investor servicing fees (Note 2)	658,965

Payable for Trustee compensation and expenses (Note 2)	488,186

Payable for administrative services (Note 2)	9,172

Payable for distribution fees (Note 2)	1,279,886

Payable for variation margin (Note 1)	3,811,652

Unrealized depreciation on OTC swap contracts (Note 1)	2,322,906

Premium received on OTC swap contracts (Note 1)	1,408,169

Unrealized depreciation on forward currency contracts (Note 1)	1,731,643

Written options outstanding, at value (premiums $690,137) (Notes 1 and 3)	274,564

TBA sale commitments, at value (proceeds receivable $30,724,258) (Note 1)	30,885,937

Collateral on securities loaned, at value (Note 1)	24,043,513

Collateral on certain derivative contracts, at value (Note 1)	765,641

Other accrued expenses	352,666

Total liabilities	117,122,638

Net assets	$2,593,759,559

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,280,205,824

Undistributed net investment income (Note 1)	6,547,494

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	122,255,888

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	184,750,353

Total — Representing net assets applicable to capital shares outstanding	$2,593,759,559

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,522,898,570 divided by 92,512,294 shares)	$16.46

Offering price per class A share (100/94.25 of $16.46)*	$17.46

Net asset value and offering price per class B share ($75,567,883 divided by 4,693,049 shares)**	$16.10

Net asset value and offering price per class C share ($270,492,892 divided by 17,395,091 shares)**	$15.55

Net asset value and redemption price per class M share
($31,622,326 divided by 1,965,211 shares)	$16.09

Offering price per class M share (100/96.50 of $16.09)*	$16.67

Net asset value, offering price and redemption price per class P share
($240,271,742 divided by 14,429,375 shares)	$16.65

Net asset value, offering price and redemption price per class R share
($25,205,406 divided by 1,562,522 shares)	$16.13

Net asset value, offering price and redemption price per class R5 share
($4,247,245 divided by 255,344 shares)	$16.63

Net asset value, offering price and redemption price per class R6 share
($171,865,871 divided by 10,320,193 shares)	$16.65

Net asset value, offering price and redemption price per class Y share
($251,587,624 divided by 15,130,169 shares)	$16.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 91

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $398,049)	$14,817,919

Interest (including interest income of $769,379 from investments in affiliated issuers) (Note 5)	10,605,231

Securities lending (net of expenses) (Notes 1 and 5)	87,461

Total investment income	25,510,611

EXPENSES

Compensation of Manager (Note 2)	7,352,591

Investor servicing fees (Note 2)	1,984,325

Custodian fees (Note 2)	184,979

Trustee compensation and expenses (Note 2)	64,522

Distribution fees (Note 2)	3,702,096

Administrative services (Note 2)	43,253

Other	490,359

Total expenses	13,822,125

Expense reduction (Note 2)	(19,841)

Net expenses	13,802,284

Net investment income	11,708,327

Net realized gain on investments (Notes 1 and 3)	71,344,010

Net realized gain on swap contracts (Note 1)	9,397,511

Net realized gain on futures contracts (Note 1)	65,547,257

Net realized loss on foreign currency transactions (Note 1)	(2,066,042)

Net realized loss on written options (Notes 1 and 3)	(234,463)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	191,270

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
when-issued securities and TBA sale commitments during the period	32,492,205

Net gain on investments	176,671,748

Net increase in net assets resulting from operations	$188,380,075

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$11,708,327	$28,361,150

Net realized gain on investments
and foreign currency transactions	143,988,273	22,303,093

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	32,683,475	155,412,474

Net increase in net assets resulting from operations	188,380,075	206,076,717

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,525,214)	(28,724,104)

Class B	—	(982,054)

Class C	—	(3,439,157)

Class M	—	(449,376)

Class P	(1,053,302)	—

Class R	(53,962)	(254,453)

Class R5	(24,126)	(146,092)

Class R6	(1,102,358)	(1,768,422)

Class Y	(1,079,785)	(6,785,743)

Net realized short-term gain on investments

Class A	—	(5,583)

Class B	—	(337)

Class C	—	(935)

Class M	—	(118)

Class R	—	(64)

Class R5	—	(25)

Class R6	—	(290)

Class Y	—	(1,152)

From net realized long-term gain on investments
Class A	(17,606,540)	(60,034,735)

Class B	(915,711)	(3,624,184)

Class C	(3,233,705)	(10,055,456)

Class M	(368,605)	(1,263,245)

Class P	(2,562,288)	—

Class R	(289,855)	(685,722)

Class R5	(46,760)	(271,420)

Class R6	(1,741,541)	(3,116,758)

Class Y	(2,416,662)	(12,395,110)

Increase from capital share transactions (Note 4)	51,536,448	278,563,346

Total increase in net assets	201,896,109	350,635,528

NET ASSETS

Beginning of period	2,391,863,450	2,041,227,922

End of period (including undistributed net investment
income of $6,547,494 and $3,677,914, respectively)	$2,593,759,559	$2,391,863,450

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class A

March 31, 2017**	$15.50	.08	1.13	1.21	(.06)	(.19)	(.25)	$16.46	7.86*	$1,522,899	.55*	.48*	87*e

September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[d]	1.32[d]	216[e]

September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196[e]

September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188[e]

September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	15.60	17.17	1,215,701	1.09	1.38	111[f]

September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	13.47	25.24	1,111,789	1.13	1.51	120[f]

Class B

March 31, 2017**	$15.17	.02	1.10	1.12	—	(.19)	(.19)	$16.10	7.43*	$75,568	.92*	.10 *	87*e

September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[d]	.56[d]	216[e]

September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196[e]

September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188[e]

September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	15.28	16.28	118,464	1.84	.63	111[f]

September 30, 2012	10.60	.09	2.50	2.59	—	—	—	13.19	24.43	126,620	1.88	.76	120[f]

Class C

March 31, 2017**	$14.65	.02	1.07	1.09	—	(.19)	(.19)	$15.55	7.49*	$270,493	.92*	.11*	87*e

September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[d]	.58[d]	216[e]

September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196[e]

September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188[e]

September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	14.94	16.28	144,081	1.84	.62	111[f]

September 30, 2012	10.38	.09	2.44	2.53	—	—	—	12.91	24.37	127,912	1.88	.77	120[f]

Class M

March 31, 2017**	$15.14	.04	1.10	1.14	—	(.19)	(.19)	$16.09	7.57*	$31,622	.79*	.24*	87*e

September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[d]	.82[d]	216[e]

September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196[e]

September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188[e]

September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	15.30	16.59	27,200	1.59	.88	111[f]

September 30, 2012	10.59	.12	2.50	2.62	—	—	—	13.21	24.74	25,303	1.63	1.01	120[f]

Class P

March 31, 2017**	$15.66	.11	1.15	1.26	(.08)	(.19)	(.27)	$16.65	8.10*	$240,272	.33*	.70 *	87*e

September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216[d]

Class R

March 31, 2017**	$15.19	.06	1.11	1.17	(.04)	(.19)	(.23)	$16.13	7.73*	$25,205	.67*	.36*	87*e

September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[d]	1.09[d]	216[e]

September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196[e]

September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188[e]

September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	15.33	16.89	16,026	1.34	1.13	111[f]

September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	13.24	25.00	15,265	1.38	1.26	120[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Class R5

March 31, 2017**	$15.67	.10	1.15	1.25	(.10)	(.19)	(.29)	$16.63	8.03*	$4,247	.40 *	.64*	87*e

September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[d]	1.53[d]	216[e]

September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196[e]

September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188[e]

September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	15.76	17.50	64.82		1.52	111[f]

September 30, 2012 ‡	12.78	.06	.74	.80	—	—	—	13.58	6.26*	11	.21*	.43*	120[f]

Class R6

March 31, 2017**	$15.71	.11	1.14	1.25	(.12)	(.19)	(.31)	$16.65	8.03*	$171,866	.35*	.69*	87*e

September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[d]	1.72[d]	216[e]

September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196[e]

September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188[e]

September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	15.77	17.62	24,534.72		1.62	111[f]

September 30, 2012 ‡	12.78	.06	.74	.80	—	—	—	13.58	6.26*	11	.18*	.45*	120[f]

Class Y

March 31, 2017**	$15.66	.10	1.14	1.24	(.08)	(.19)	(.27)	$16.63	8.02*	$251,588	.42*	.62*	87*e

September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[d]	1.59[d]	216[e]

September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196[e]

September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188[e]

September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	15.73	17.47	125,570.84		1.65	111[f]

September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	13.58	25.58	170,199.88		1.76	120[f]

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

‡ For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	208%

September 30, 2012	253

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 97

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

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Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s

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books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded

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in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $832,191 at the close of the reporting period.

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Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,969,840 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,761,112 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $24,043,513 and the value of securities loaned amounted to $23,477,820.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

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some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $2,488,699,452, resulting in gross unrealized appreciation and depreciation of $212,121,923 and $39,107,007, respectively, or net unrealized appreciation of $173,014,916.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.297% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

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Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,374,722	Class R	22,144

Class B	69,991	Class R5	3,069

Class C	239,016	Class R6	37,940

Class M	28,108	Class Y	198,319

Class P	11,016	Total	$1,984,325

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,457 under the expense offset arrangements and by $17,384 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,909, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

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	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$1,857,882

Class B	1.00%	1.00%	378,220

Class C	1.00%	1.00%	1,292,151

Class M	1.00%	0.75%	113,960

Class R	1.00%	0.50%	59,883

Total			$3,702,096

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $165,274 and $3,027 from the sale of class A and class M shares, respectively, and received $19,519 and $5,672 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $354 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$1,719,679,141	$1,686,755,819

U.S. government securities (Long-term)	—	—

Total	$1,719,679,141	$1,686,755,819

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written swap	Written option
		option contract	option	contract	Written option
		amounts	premiums	amounts	premiums

Written options	USD	$3,109,000	$553,651	$—	$—
outstanding at the	EUR	$—	$—	$—	$—
beginning of the
reporting period

Options opened	USD	—	—	11,468,144	379,272
	EUR	—	—	9,732,200	87,149

Options exercised	USD	—	—	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(409,405)	(131,010)
	EUR	—	—	—	—

Options closed	USD	—	—	(674,945)	(198,925)
	EUR	—	—	—	—

Written options	USD	$3,109,000	$553,651	$10,383,794	$49,337
outstanding at the end of	EUR	$—	$—	$9,732,200	$87,149
the reporting period

Dynamic Asset Allocation Growth Fund 107

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	4,667,562	$74,219,685	11,568,544	$172,831,571

Shares issued in connection with
reinvestment of distributions	1,422,119	22,327,268	5,812,444	85,617,368

	6,089,681	96,546,953	17,380,988	258,448,939

Shares repurchased	(9,229,944)	(146,347,488)	(13,777,707)	(205,920,736)

Net increase (decrease)	(3,140,263)	$(49,800,535)	3,603,281	$52,528,203

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	288,458	$4,488,886	684,286	$10,038,892

Shares issued in connection with
reinvestment of distributions	58,383	898,509	311,135	4,511,397

	346,841	5,387,395	995,421	14,550,289

Shares repurchased	(786,014)	(12,220,260)	(1,622,856)	(23,674,382)

Net decrease	(439,173)	$(6,832,865)	(627,435)	$(9,124,093)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,844,019	$27,787,095	4,498,933	$63,694,597

Shares issued in connection with
reinvestment of distributions	206,178	3,065,867	888,729	12,451,102

	2,050,197	30,852,962	5,387,662	76,145,699

Shares repurchased	(1,950,112)	(29,296,523)	(2,729,153)	(38,508,200)

Net increase	100,085	$1,556,439	2,658,509	$37,637,499

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	114,648	$1,777,510	162,492	$2,361,668

Shares issued in connection with
reinvestment of distributions	23,929	367,793	118,410	1,709,844

	138,577	2,145,303	280,902	4,071,512

Shares repurchased	(138,495)	(2,149,845)	(272,936)	(3,994,080)

Net increase (decrease)	82	$(4,542)	7,966	$77,432

108 Dynamic Asset Allocation Growth Fund

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount

Shares sold	5,294,545	$84,161,780	14,054,520	$219,268,741

Shares issued in connection with
reinvestment of distributions	227,825	3,615,589	—	—

	5,522,370	87,777,369	14,054,520	219,268,741

Shares repurchased	(3,774,620)	(60,056,028)	(1,372,895)	(21,463,965)

Net increase	1,747,750	$27,721,341	12,681,625	$197,804,776

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	311,787	$4,813,294	1,017,970	$14,790,476

Shares issued in connection with
reinvestment of distributions	18,323	282,177	55,701	805,441

	330,110	5,095,471	1,073,671	15,595,917

Shares repurchased	(299,771)	(4,625,046)	(381,268)	(5,488,665)

Net increase	30,339	$470,425	692,403	$10,107,252

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	10,361	$166,432	289,004	$4,049,781

Shares issued in connection with
reinvestment of distributions	4,472	70,886	28,098	417,537

	14,833	237,318	317,102	4,467,318

Shares repurchased	(21,838)	(344,674)	(518,297)	(7,472,470)

Net decrease	(7,005)	$(107,356)	(201,195)	$(3,005,152)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	2,745,414	$43,924,194	5,849,160	$87,603,297

Shares issued in connection with
reinvestment of distributions	179,200	2,843,899	328,325	4,885,470

	2,924,614	46,768,093	6,177,485	92,488,767

Shares repurchased	(1,223,237)	(19,564,378)	(1,433,349)	(21,736,075)

Net increase	1,701,377	$27,203,715	4,744,136	$70,752,692

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	4,587,838	$73,707,754	14,470,724	$218,274,401

Shares issued in connection with
reinvestment of distributions	212,733	3,371,816	1,260,303	18,715,499

	4,800,571	77,079,570	15,731,027	236,989,900

Shares repurchased	(1,606,745)	(25,749,744)	(20,516,081)	(315,205,163)

Net increase (decrease)	3,193,826	$51,329,826	(4,785,054)	$(78,215,263)

Dynamic Asset Allocation Growth Fund 109

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	652	<0.1%	$10,856

Class R5	1,012	0.4	16,830

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$35,643,138	$89,195,952	$100,795,577	$121,732	$24,043,513

Putnam Short Term
Investment Fund**	265,801,591	173,000,000	192,363,961	769,379	246,437,630

Totals	$301,444,729	$262,195,952	$293,159,538	$891,111	$270,481,143

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

110 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Purchased equity option contracts (contract amount)	$180,000

Purchased currency options (contract amount)	$13,100,000

Written equity option contracts (contract amount) (Note 3)	$180,000

Written currency options (contract amount) (Note 3)	$13,100,000

Written swap option contracts (contract amount) (Note 3)	$3,100,000

Futures contracts (number of contracts)	8,000

Forward currency contracts (contract amount)	$480,100,000

Centrally cleared interest rate swap contracts (notional)	$213,500,000

OTC total return swap contracts (notional)	$238,000,000

OTC credit default contracts (notional)	$19,300,000

Centrally cleared credit default contracts (notional)	$98,800,000

Warrants (number of warrants)	810,000

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$5,169,646*	Unrealized depreciation	$2,281,163*

Foreign exchange
contracts	Investments, Receivables	3,912,505	Payables	1,859,598

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	5,118,836*	Unrealized depreciation	3,486,862*

	Receivables, Net assets —		Payables, Net assets —
Interest rate contracts	Unrealized appreciation	585,251*	Unrealized depreciation	961,738*

Total		$14,786,238		$8,589,361

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 111

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,661,379	$2,661,379
Foreign exchange
contracts	—	638,195	—	(1,894,135)	—	$(1,255,940)

Equity contracts	(59,398)	(217,473)	65,390,809	—	3,685,710	$68,799,648
Interest rate contracts	—	(79,870)	156,448	—	3,050,422	$3,127,000

Total	$(59,398)	$340,852	$65,547,257	$(1,894,135)	$9,397,511	$73,332,087

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)

on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(445,041)	$(445,041)
Foreign exchange
contracts	—	(28,035)	—	132,463	—	$104,428

Equity contracts	180,625	(26,090)	(10,115,018)	—	(3,713,646)	$(13,674,129)

Interest rate contracts	—	90,329	641,309	—	89,644	$821,282

Total	$180,625	$36,204	$(9,473,709)	$132,463	$(4,069,043)	$(13,193,460)

112 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 113

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest
rate swap contracts§	$—	$—	$103,785	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$103,785

OTC Total return	—	12,440	—	20,093	11,293	—	—	—	8,018	—	—	—	—	—	—	51,844
swap contracts*#

OTC Credit	—	—	—	—	358,223	242,675	—	—	191,973	—	—	—	—	—	—	792,871
default contracts*#

Centrally cleared credit	—	—	3,637,926	—	—	—	—	—	—	—	—	—	—	—	—	3,637,926
default contracts§

Futures contracts§	—	—	—	—	—	—	—	—	—	578,660	—	—	—	—	—	578,660

Forward currency	547,811	136,532	—	687,712	472,080	651,986	24,304	496,017	—	—	—	276,473	112,530	258,473	50,198	3,714,116
contracts #

Purchased swap options **#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Purchased options **#	13,102	—	—	—	282	185,287	—	—	—	—	—	—	—	—	—	198,671

Repurchase agreements **	—	—	—	—	—	—	67,955,000	—	—	—	44,538,000	—	—	—	—	112,493,000

Total Assets	$560,913	$148,972	$3,741,711	$707,805	$841,878	$1,079,948	$67,979,304	$496,017	$199,991	$578,660	$44,538,000	$276,473	$112,530	$258,473	$50,198	$121,570,873

Liabilities:

Centrally cleared interest
rate swap contracts§	—	—	183,143	—	—	—	—	—	—	—	—	—	—	—	—	183,143

OTC Total return	—	8,500	—	1,823,478	1,705	6,665	—	—	—	—	—	—	—	—	—	1,840,348
swap contracts*#

OTC Credit	18,969	—	—	—	495,939	602,732	—	—	710,126	—	—	—	—	—	—	1,827,766
default contracts*#

Centrally cleared credit	—	—	2,450,600	—	—	—	—	—	—	—	—	—	—	—	—	2,450,600
default contracts§

Futures contracts§	—	—	—	—	—	—	—	—	—	1,177,909	—	—	—	—	—	1,177,909

Forward currency
contracts #	135,646	187,988	—	115,133	14,515	219,095	58,738	420,096	—	—	—	132,469	158,069	208,880	81,014	1,731,643

Written swap options #	—	—	—	—	—	—	—	146,515	—	—	—	—	—	—	—	146,515

Written options #	103,792	—	—	—	94	24,163	—	—	—	—	—	—	—	—	—	128,049

Total Liabilities	$258,407	$196,488	$2,633,743	$1,938,611	$512,253	$852,655	$58,738	$566,611	$710,126	$1,177,909	$—	$132,469	$158,069	$208,880	$81,014	$9,485,973

Total Financial and	$302,506	$(47,516)	$1,107,968	$(1,230,806)	$329,625	$227,293	$67,920,566	$(70,594)	$(510,135)	$(599,249)	$44,538,000	$144,004	$(45,539)	$49,593	$(30,816)	$112,084,900
Derivative Net Assets

Total collateral	$302,506	$—	$—	$(1,079,352)	$329,625	$227,293	$67,920,566	$(70,594)	$(510,135)	$—	$44,538,000	$144,004	$—	$49,593	$—
received (pledged)†##

Net amount	$—	$(47,516)	$1,107,968	$(151,454)	$—	$—	$—	$—	$—	$(599,249)	$—	$—	$(45,539)	$—	$(30,816)

114 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 115

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

116 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President, Principal Financial
	Paul L. Joskow	Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer, and
One Post Office Square	George Putnam, III	Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA058 305776 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017